LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is entered into this 28th day of June, 2016, between Donald E. Anderson, Trustee of the Anderson Family Trust, UTA dated December 20, 1993 ("Lender"), whose address is 12000 N. 90th Street, #1027, Scottsdale, Arizona 85260 and Alanco Technologies, Inc., an Arizona corporation ("ATI"), and Alanco Energy Services, Inc., a Colorado corporation (“AES”). ATI and AES are jointly and severally, individually and collectively, the "Borrower", whose address is 7950 E. Acoma Drive, Suite 111, Scottsdale, Arizona 85260.

RECITALS:

Subject to the terms and conditions of this Agreement and any other agreements executed in conjunction herewith (collectively, the "Loan Documents"), Lender shall make the loans and or advances (individually a "Loan" and collectively "Loans") referred to below to Borrower.

      NOW, THEREFORE, in consideration of the mutual covenants and conditions hereof, the parties agree as follows:

1.           DEFINITIONS.

1.1           “Agreement” shall mean and includes this Loan Agreement, any concurrent or subsequent rider to this Loan and Deed of Trust and any extensions, supplements, amendments or modifications to this Loan Agreement and/or to any such rider.

1.2           “Lender Expenses” shall mean and includes: all costs or expenses required to be paid by Borrower under this Agreement which are paid or advanced by Lender; taxes and insurance premiums of every nature and kind of Borrower paid by Lender; filing, recording, publication and search fees, appraiser fees, auditor fees and costs, and title insurance premiums paid or incurred by Lender in connection with Lender's transactions with Borrower; costs and expenses incurred by Lender to correct any default or enforce any provision of this Agreement, or in gaining possession of, maintaining, handling, preserving, selling, disposing of, preparing for sale and/or advertising to sell the Property, whether or not a sale is consummated; costs and expenses of suit incurred by Lender in enforcing or defending this Agreement or any portion hereof, including, but not limited to, expenses incurred by Lender in attempting to obtain relief from any stay, restraining order, injunction or similar process which prohibits Lender from exercising any of its rights or remedies; and reasonable attorneys' fees and expenses incurred by Lender in advising, structuring, drafting, reviewing, amending, terminating, enforcing, defending or concerning this Agreement, or any portion hereof or any agreement related hereto, whether or not suit is brought.

1.4           “Credit” shall mean all Indebtedness, except that Indebtedness arising pursuant to any other separate contract, instrument, note, or other separate agreement which, by its terms, provides for a specified interest rate and term .

1.5           “Credit Limit” shall mean Five Hundred Thousand Dollars ($500,000.00).

1.6           “Debt” shall mean, as of any applicable date of determination, all items of indebtedness, obligation or liability of a Person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP.

1.7           “Event of Default" shall mean one or more of those events described in Section 7 contained herein below.

1.8           “GAAP” shall mean, as of any applicable period, generally accepted accounting principles in affect during such period.

1.9           “Indebtedness” shall mean and includes any and all loans, advances, overdrafts, debts, liabilities (including, without limitation, any and all amounts charged to Borrower's loan account pursuant to any agreement authorizing Lender to charge Borrower's loan account), owing by Borrower to Lender advanced pursuant to or evidenced by this Agreement; whether absolute or contingent, due or to become due, now existing or hereafter arising, including, without limitation, any interest, fees, expenses, costs and other amounts owed to Lender that but for the provisions of the United States Bankruptcy Code would have accrued after the commencement of any Insolvency Proceeding, and further including, without limitation, all interest not paid when due, and all Lender Expenses which Borrower is required to pay or reimburse by this Agreement, by law, or otherwise.

1.10           “Insolvency Proceeding" shall mean and includes any proceeding or case commenced by or against Borrower, or any of Borrower's account debtors, under any provisions of the Bankruptcy Code, as amended, or any other Bankruptcy or insolvency law, including, but not limited to assignments for the benefit of creditors, formal or informal moratoriums, composition or extensions with some or all creditors, any proceeding seeking a reorganization, arrangement or any other relief under the Bankruptcy Code, as amended, or any other Bankruptcy or insolvency law.

1.11           "Maturity Date" shall mean July 1, 2017.

1.12           “Judicial Officer or Assignee” shall mean and includes any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other person or entity having powers or duties like or similar to the powers and duties of trustee, receiver, controller, custodian or assignee for the benefit of creditors.

1.13           “Person” or “person” shall mean and includes any individual, corporation, limited liability company, partnership, joint venture, firm, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency or other entity.

1.14           “Property” shall mean that certain real property located near Grand Junction Colorado consisting of 160 acres owned by AES and which is more particularly described in the Deed of Trust securing the Indebtedness of Borrower hereunder, the form of which is attached hereto as Exhibit “A” as more fully described in Section 4.0 below.

2.    LOAN AND TERMS OF PAYMENT.

For value received, Borrower promises to pay to the order of Lender such amount, as provided for below, together with interest, as provided for below.

2.1           Upon the request of Borrower, made at any time and from time to time during the term hereof, and so long as no Event of Default has occurred, Lender shall lend to Borrower at Borrower’s request an amount up to the Credit Limit, provided, however, draws in excess of an aggregate $200,000 outstanding shall be subject to Lender’s approval. If at any time for any reason, the amount of Indebtedness owed by Borrower to Lender pursuant to this Section 2.1 of this Agreement is greater than the aggregate amount available to be drawn under this Section 2.1, Borrower shall immediately pay to Lender, in cash, the amount of such excess.

2.2           Except as provided below, the outstanding Credit shall bear interest, on the Daily Balance owing, at a rate of interest equal to seven (7%) percent per annum.

All interest chargeable under this Agreement that is based upon a per annum calculation shall be computed on the basis of a three hundred sixty-five (365) day year for actual days elapsed.

All interest payable by Borrower under the Credit shall be due and payable on the first day of each calendar month during the term of this Agreement. A late payment charge equal to five percent (5%) of each late payment may be charged on any payment not received by Lender within ten (10) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Event of Default under this Agreement. Upon the occurrence of an Event of Default hereunder, and without constituting a waiver of any such Event of Default, then during the continuation thereof, at Lender's option, the Credit shall bear interest, on the Daily Balance owing, at a rate equal to three percent (3%) per year in excess of the rate applicable immediately prior to the occurrence of the Event of Default, until the Event of Default is cured.

2.3           Upon the execution hereof, Borrower shall pay to Lender a loan fee consisting of (i) $10,000 and (ii) a warrant  to purchase up to 140,000 shares of ATI’s Common Stock (the “Lender Warrant”).  The Lender Warrant shall vest as follows: the right to purchase 20,000 shares shall vest immediately upon issuance of the Lender Warrant, and the right to purchase an additional 10,000  shares shall vest each month thereafter on the monthly anniversary of the Lender Warrant issue date as long as some portion of the Credit remains outstanding, up to a total of 140,000 shares.  The exercise price per share shall be $0.50 for one half of each vested group and $1.00 for the other half of each vested group, and the term of the Lender Warrant shall be five years following the issuance date. The Lender Warrant shall be in the form of Exhibit “B” attached hereto.

3.           TERM.

3.1           This Agreement shall remain in full force and effect until the Maturity Date, provided, however, the loan may be paid in full at any time and upn notice by the Borrower, this Agreement may be terminated upon such full payment.

3.2           Notwithstanding the foregoing, should Borrower be in default of one or more of the provisions of this Agreement, Lender may terminate this Agreement at any time without notice. On the date of termination all Indebtedness shall become immediately due and payable without notice or demand. Notwithstanding termination, until all Indebtedness has been fully satisfied, Lender shall retain its Deed of Trust upon the Property, and Borrower shall continue to perform all of its obligations under the Loan Documents.

3.3           After termination and when Lender has received payment in full of Borrower's Indebtedness to Lender, Lender shall execute a Satisfaction of the Deed of Trust and release all other security agreements and security interests given by Borrower to Lender, if any.

4.0           DEED OF TRUST.

4.1           As a condition for making the Loan, Lender shall be granted a first priority lien against certain real property located in Mesa County, Colorado (the “Property”) as described in the form of the Deed of Trust and Assignment of Rents attached hereto as Exhibit “A” (the “Deed of Trust”).

4.2           Concurrently with Borrower's execution of this Agreement, and at any time or times hereafter at the request of Lender, Borrower shall (a) execute and deliver to Lender The Deed of Trust and any other mortgages, assignments, certificates of title, affidavits, reports, notices, letters of authority and all other documents that Lender may reasonably request, in form satisfactory to Lender, to perfect and maintain perfected Lender's lien and its priority in the Property and in order to fully consummate all of the transactions contemplated under this Agreement.

4.3           In order to protect or perfect any lien which Lender is granted hereunder, Lender may, in its sole discretion, discharge any lien or encumbrance or bond the same, pay any insurance, maintain guards, or any personnel to protect the Property, pay any service bureau, or obtain any records, and all costs for the same shall be added to the Indebtedness and shall be payable on demand.

4.4           Borrower agrees that Lender may provide information relating to this agreement or relating to Borrower to Lender's service providers.

5.             CONDITIONS PRECEDENT.

5.1           Conditions precedent to the making of the loans and the extension of the financial accommodations hereunder, Borrower shall execute, or cause to be executed, and deliver to Lender, in form and substance satisfactory to Lender and its counsel, the following:

a.           This Agreement, the Deed of Trust and other documents, instruments and agreements required by Lender;

b.           Certified copies of all actions taken by Borrower authorizing the execution, delivery and performance of this Agreement and any other documents, instruments or agreements entered into in connection herewith, and authorizing specific officers to execute and deliver any such documents, instruments and agreements;

c.           Evidence that Borrower has obtained insurance and acceptable endorsements on the Property;

6.            WARRANTIES. REPRESENTATIONS AND COVENANTS.

6.1           Borrower warrants, represents, covenants and agrees that Borrower has good and marketable title to the Property. Lender has and shall continue to have a first priority perfected lien on the Property. The Property shall at all times remain free and clear of all liens, encumbrances and security interests (except those in favor of Lender);

6.2           Borrower represents, warrants and covenants with Lender that Borrower will not, without Lender's prior written consent:

a.           Grant a security interest in or permit a lien, claim or encumbrance in the Property to any person, association, firm, corporation, entity or governmental agency or instrumentality;

b.           Permit any levy, attachment or restraint to be made affecting any of Borrower's assets;

c.           Permit any Judicial Officer or Assignee to be appointed or to take possession of any or all of Borrower's assets;

d.           Sell, lease, or otherwise dispose of, move, or transfer, whether by sale or otherwise, any of Borrower's assets;

e.           Change its name, the location of its place of business, chief executive officer, business structure, corporate identity or structure, form of organization or the state in which it has been formed or organized; add any new fictitious names, liquidate, merge or consolidate with or into any other business organization;

f.           Make any change in Borrower's financial structure or in any of its business objectives, purposes or operations which would materially adversely affect the ability of Borrower to repay Borrower's Indebtedness;

6.3           Borrower represents, warrants and covenants as follows:

a.           Borrower is and shall at all times hereafter be a corporation duly organized and existing in good standing under the laws of the state of its current incorporation and qualified and licensed to do business in any state in which it conducts its business;

b.           Borrower has the right and power and is duly authorized to enter into this Agreement; and

c.           The execution by Borrower of this Agreement shall not constitute a breach of any provision contained in Borrower's articles of incorporation or by-laws.

6.4           The execution of and performance by Borrower of all of the terms and provisions contained in this Agreement shall not result in a breach of or constitute an event of default under any agreement to which Borrower is now or hereafter becomes a party.

6.5           All assessments and taxes, whether real, personal or otherwise, due or payable by, or imposed, levied or assessed against, Borrower or any of its assets, including the Property have been paid, and shall hereafter be paid in full, before delinquency. Borrower shall make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions; required of it by law, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof. Borrower will make timely payment or deposit of all F.I.C.A. payments and withholding taxes required of it by applicable laws, and will upon request furnish Lender with proof satisfactory to it that Borrower has made such payments or deposit. If Borrower fails to pay any such assessment, tax, contribution, or make such deposit, or furnish the required proof, Lender may, in its sole and absolute discretion and without notice to Borrower, (i) make payment of the same or any part thereof, or (ii) set up such reserves in Borrower’s loan account as Lender deems necessary to satisfy the liability therefor, or both. Lender may conclusively rely on the usual statements of the amount owing or other official statements issued by the appropriate governmental agency. Each amount so paid or deposited by Lender shall constitute a Lender Expense and an additional advance to Borrower.

6.6           There are no actions or proceedings pending by or against Borrower before any court or administrative agency not previously disclosed to Lender and Borrower has no knowledge of any pending, threatened or imminent litigation, governmental investigations or claims, complaints, actions or prosecutions involving Borrower or any guarantor of Borrower, except as heretofore specifically disclosed in writing to Lender or described in Borrower’s public reports. If any of the foregoing arise during the term of the Agreement, Borrower shall immediately notify Lender in writing.

6.7           Insurance.

a.           Borrower, at its expense, shall keep and maintain its assets insured against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners who use such properties in similar businesses for the full insurable value thereof. Borrower shall also keep and maintain public liability and property damage insurance relating to Borrower's ownership and use of its assets including the Property. All such policies of insurance shall be in such form, with such companies, and in such amounts as may be satisfactory to Lender. All such policies of insurance (except those of public liability and property damage) shall contain an endorsement in a form satisfactory to Lender showing Lender as a loss payee thereof, with a waiver of warranties satisfactory to Lender, and all proceeds payable thereunder shall be payable to Lender and, upon receipt by Lender, shall be applied on account of the Indebtedness owing to Lender. To secure the payment of the Indebtedness, Borrower grants Lender a security interest in and to all such policies of insurance (except those of public liability and property damage) and the proceeds thereof, and Borrower shall direct all insurers under such policies of insurance to pay all proceeds thereof directly to Lender.

b.           Borrower will not cancel any of such policies without Lender's prior written consent. Each such insurer shall agree that it will give Lender at least ten (10) days written notice before any such policy or policies of insurance shall be altered or canceled, and that no act or default of Borrower, or any other person, shall affect the right of Lender to recover under such policy or policies of insurance required above or to pay any premium in whole or in part relating thereto. Lender, without waiving or releasing any Indebtedness or any Event of Default, may, but shall have no obligation to do so, obtain and maintain such policies of insurance and pay such premiums and take any other action with respect to such policies which Lender deems advisable. All sums so disbursed by Lender, as well as reasonable attorneys' fees incurred by Lender, whether in-house or outside counsel is used, court costs, expenses and other charges relating thereto, shall constitute Lender Expenses and are payable on demand.

6.8           All financial statements and information relating to Borrower which have been or may hereafter be delivered by Borrower to Lender are true and correct and have been prepared in accordance with GAAP consistently applied and there has been no material adverse change in the financial condition of Borrower since the submission of such financial information to Lender.

6.9    Financial Reporting.

a.           Borrower at all times hereafter shall maintain a standard and modern system of accounting in accordance with GAAP consistently applied; permit Lender and any of its representatives or agents, upon demand, to have access to and examine all of Borrower's Books relating to the Property, Borrower's Indebtedness to Lender, Borrower's financial condition and the results of Borrower's operations and in connection therewith, permit Lender or any of its representatives or agents, to copy and make extracts therefrom.

b.           Borrower shall deliver to Lender within thirty (30) days after the end of each month and forty-five (45) days after the end of each fiscal quarter, a company prepared balance sheet and profit and loss statement covering Borrower's operations and deliver to Lender within one hundred and twenty (120) days after the end of each of Borrower's fiscal years an annual audited statement of the financial condition of Borrower for each such fiscal year, including but not limited to, a balance sheet, profit and loss statement, statement of cash flows, and any other report requested by Lender relating to the Property and the financial condition of Borrower.

6.10           Borrower shall promptly supply Lender with such other information (including tax returns) concerning its financial affairs as Lender may request from time to time hereafter, and shall promptly notify Lender of any material adverse change in Borrower's financial condition and of any condition or event which constitutes a breach of or an event which constitutes an Event of Default under this Agreement.

6.11           Borrower shall immediately and without demand reimburse Lender for all sums expended by Lender in connection with any action brought by Lender to correct any default or enforce any provision of this Agreement, including all Lender Expenses; Borrower authorizes and approves all advances and payments by Lender for items described in this Agreement as Lender Expenses.

6.12           Each warranty, representation and agreement contained in this Agreement shall be automatically deemed repeated with each advance and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which Borrower shall give, or cause to be given, to Lender, either now or hereafter.

6.13           Borrower is now and shall at all times hereafter remain in compliance with all federal, state and municipal laws, regulations and ordinances relating to the handling, treatment and disposal of toxic substances, wastes and hazardous material and shall maintain all necessary authorizations and permits.

6A.           RIGHT TO CONVERT PORTION OF CREDIT TO ATI SERIES A CONVERTIBLE PREFERRED STOCK AND WARRANT

              6A.1           At any time prior to the full repayment of the Credit, and provided shares of  Series A Convertible Preferred Stock of ATI are then outstanding,  Lender shall have the right and option to convert the Credit Up to the full Credit whether outstanding or not (as long as Lender pays any amount in excess of the outstanding amount) into shares of Series A Convertible Preferred Stock of ATI at the conversion rate of $10.00 of the Credit to be converted for each share of Series A Convertible Preferred Stock, without the payment of any additional consideration, subject to readjustment as provided herein below.  A Description of the Series A Convertible Preferred Stock is set forth in Exhibit” C” attached hereto.   In addition and without further consideration from Lender, upon Lender’s exercise of its right to convert some or all of the Credit into ATI shares of Series A Convertible Preferred Stock, ATI shall issue to Lender  a warrant to purchase shares of ATI’s Common Stock (the “Conversion Warrant”).  The Conversion Warrant shall allow Lender to purchase up to the same number of shares of Common Stock as the number of shares of Common Stock that the Series A Convertible Preferred Stock to be acquired by Lender upon the conversion of the Credit is initially convertible into, less the number of Lender Warrants issued to Lender vested (at $0.50) in accordance with Section 2.3 above, at an exercise price of $0.50 per share and for a period of five years following the Conversion Date. The Conversion Warrant shall be in the form of Exhibit “D” attached hereto. Anything contained in this Agreement to the contrary notwithstanding, Borrower shall be required to give the Lender three (3) business days’ notice prior to any prepayment of any principal portion of the Loan, and the Lender shall retain the right to elect to convert all or any portion of such convertible principal prior to the date fixed by Borrower for prepayment.

6A.2           Conversion shall be deemed to have been effected on the date when delivery of notice of such conversion is made, and such date is referred to herein as the "Conversion Date".  As promptly as practicable thereafter ATI shall issue and deliver to Lender a certificate or certificates for the number of full shares of Series A Convertible Preferred Stock to which Lender is entitled as well as the Conversion Warrant.  No fractional shares shall be issued.  The Lender shall be deemed to have become a holder of the Series A Convertible Preferred Stock of record on the Conversion Date unless the transfer books of ATI are closed on that date, in which event Lender shall be deemed to have become a holder of the Series A Convertible Preferred Stock of record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the Conversion Date.

6A.3           The number of shares of Series A Convertible Preferred Stock deliverable upon conversion of a portion of the Credit shall be subject to adjustment from time to time upon the happening of certain events as follows:

(i)  Merger, Sale of Assets, Consolidation.  If ATI at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other entity, the conversion right shall thereafter apply to capital stock in such number and kind of securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance.  The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.  Without limiting the generality of the foregoing, these anti-dilution provisions shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

(ii)  Reclassification.  If ATI at any time shall, by subdivision, combination reclassification of securities or otherwise, change any of the securities then purchasable upon the exercise of the conversion right associated with the Credit into the same or a different number of securities of any class or classes, the convertible portion of the Credit shall thereafter evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the conversion right immediately prior to such subdivision, combination, reclassification or other change.  If shares of Series A Convertible Preferred Stock is subdivided or combined into a greater or smaller number of shares of Series A Convertible Preferred Stock, the number of shares of Series A Convertible Preferred Stock deliverable upon conversion of the Credit shall be proportionately reduced or  increased, as appropriate, by the ratio which the total number of shares of Series A Convertible Preferred Stock to be outstanding immediately after such event bears to the total number of shares of Series A Convertible Preferred Stock outstanding immediately prior to such event, and the Conversion Price shall be modified accordingly.

6A.4           ATI shall at all times keep available for issue and delivery the full number of shares of Series A Convertible Preferred Stock into which the entire convertible portion of the Credit are convertible.

6A.5           Piggy-Back Registration Rights.  In the event ATI proposes to file a registration statement under the Securities Act of 1933, as amended (the "Act") with respect to its Common Stock (other than in connection with an exchange offer or a registration statement on Form S-4 or S-8 or other similar registration statements not available to register the Lender’s securities), ATI shall include in such registration statement the shares of ATI’s Common Stock issuable upon conversion of the Series A Convertible Preferred Stock or exercise of the Lender Warrant or the Conversion Warrant (collectively, the “Piggy-Back Securities”).  All additional expenses of registering the Piggy-Back Securities shall be borne by ATI, excluding underwriting commissions, if any.

7.           EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement if not cured within three (3) days of written notice:

a.           If Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, agreement, warranty or representation contained in this Agreement, or any other present or future document, instrument or agreement between Borrower and Lender;

b.           If any representation, statement, report or certificate made or delivered by Borrower, or any of its officers, employees or agents to Lender is not true and correct;

c.           If Borrower fails to pay when due and payable or declared due and payable, all or any portion of Borrower's Indebtedness (whether of principal, interest, taxes, reimbursement of Lender Expenses, or otherwise);

d.           If there is a material impairment of the prospect of repayment of all or any portion of Borrower's Indebtedness or a material impairment of the value or priority of Lender's lien on the Property;

e.           If all or any of Borrower's assets are attached, seized, subject to a writ or distress warrant, or are levied upon, or come into the possession of any Judicial Officer or Assignee and the same are not released, discharged or bonded against within ten (10) days thereafter,

f.           If any Insolvency Proceeding is filed or commenced by or against Borrower without being dismissed within ten (10) days thereafter;

g.           If any proceeding is filed or commenced by or against Borrower for its dissolution or liquidation;

h.           If Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

i.           If a notice of material lien, levy or assessment is filed of record with respect to any or all of Borrower's assets by the United States Government, or any department, agency or instrumentality thereof, or by any state, county, municipal or other government agency or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether inchoate or otherwise, upon any or all of Borrower's assets and the same is not paid on the payment date thereof;

j.           If a material judgment or other claim becomes a lien or encumbrance upon any or all of Borrower's assets and the same is not satisfied, dismissed or bonded against within ten (10) days thereafter;

k.           If Borrower permits a default in any material agreement to which Borrower is a party with third parties so as to result in an acceleration of the maturity of Borrower’s indebtedness to others, whether under any indenture, agreement or otherwise;

l.           If any misrepresentation exists now or thereafter in any warranty or representation made to Lender by any officer or director of Borrower, or if any such warranty or representation is withdrawn by any officer or director;

Notwithstanding anything contained in Section 7 to the contrary, Lender shall refrain from exercising its rights and remedies and Event of Default shall thereafter not be deemed to have occurred by reason of the occurrence of any of the events set forth in Sections 7.e, 7.f or 7.j of this Agreement if, within ten (10) days from the date thereof, the same is released, discharged, dismissed, bonded against or satisfied; provided, however, if the event is the institution of Insolvency Proceedings against Borrower, Lender shall not be obligated to make advances to Borrower during such cure period.

8.           LENDERS RIGHTS AND REMEDIES.

8.1           Upon the occurrence of an Event of Default by Borrower under this Agreement, Lender may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

a.           Declare Borrower's Indebtedness, whether evidenced by this Agreement, installment notes, demand notes or otherwise, immediately due and payable to Lender;

b.           Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, or any other agreement between Borrower and Lender;

c.           Terminate this Agreement as to any future liability or obligation of Lender, but without affecting Lender's rights and security Interests in the Property, and the Indebtedness of Borrower to Lender;

d.           Without notice to or demand upon Borrower or any guarantor, make such payments and do such acts as Lender considers necessary or reasonable to protect its lien upon the Property.   Borrower authorizes Lender to enter the Property, take and maintain possession of the Property (at no charge to Lender), or any part thereof, and to pay, purchase, contest or compromise any encumbrance, charge or lien which in the opinion of Lender appears to be prior or superior to its lien and to pay all expenses incurred in connection therewith;

8.2           Lender's rights and remedies under this Agreement and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any default on Borrower's part shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election or acquiescence by Lender.

9.    TAXES AND EXPENSES REGARDING BORROWER'S PROPERTY.

If Borrower fails to pay promptly when due to another person or entity, monies which Borrower is required to pay by reason of any provision in this Agreement, Lender may, but need not, pay the same and charge Borrower's loan account therefor, and Borrower shall promptly reimburse Lender. All such sums shall become additional indebtedness owing to Lender, shall bear interest at the rate above provided, and shall be secured by the Property. Any payments made by Lender shall not constitute (i) an agreement by it to make similar payments in the future, or (ii) a waiver by Lender of any default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or lien and the receipt of the usual official notice of the payment thereof shall be conclusive evidence that the same was validly due and owing. Such payments shall constitute Lender Expenses and additional advances to Borrower.

10.           WAIVERS.

10.1           Borrower agrees that checks and other instruments received by Lender in payment or on account of Borrower's Indebtedness constitute only conditional payment until such items are actually paid to Lender and Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by Lender on account of Borrower's Indebtedness and Borrower agrees that Lender shall have the continuing exclusive right to apply and reapply such payments in any manner as Lender may deem advisable, notwithstanding any entry by Lender upon its books.

10.2           Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrower may in any way be liable.

10.3           Borrower waives the right and the right to assert a confidential relationship, if any, it may have with any accountant, accounting firm and/or service bureau or consultant in connection with any information requested by Lender pursuant to or in accordance with this Agreement, and agrees that a Lender may contact directly any such accountant, accounting firm and/or service bureau or consultant in order to obtain such information.

10.4           In the event that Lender elects to waive any rights or remedies hereunder, or compliance with any of the terms hereof, or delays or fails to pursue or enforce any term, such waiver, delay or failure to pursue or enforce shall only be effective with respect to that single act and shall not be construed to affect any subsequent transactions or Lender's right to later pursue such rights and remedies.

11.           ONE CONTINUING LOAN TRANSACTION. All loans and advances heretofore, now or at any time or times hereafter made by Lender to Borrower under this Agreement or any other agreement between Lender and Borrower, shall constitute one loan secured by the Deed of Trust upon the Property and by all other security interests, liens, encumbrances heretofore, now or from time to time hereafter granted by Borrower to Lender.

12.           NOTICES. Unless otherwise provided in this Agreement, all notices or demands by either party on the other relating to this Agreement shall be in writing and sent by regular United States mail, postage prepaid, property addressed to Borrower or to Lender at the addresses stated in this Agreement, or to such other addresses as Borrower or Lender may from time to time specify to the other in writing.

13.           AUTHORIZATION TO DISBURSE. Lender is hereby authorized to make loans and advances hereunder upon telephonic or other instructions received from anyone purporting to be an officer, employee, or representative of Borrower, or at the discretion of Lender if said loans and advances are necessary to meet any Indebtedness of Borrower to Lender. Lender shall have no duty to make inquiry or verify the authority of any such party, and Borrower shall hold Lender harmless from any damage, claims or liability by reason of Lender's honor of, or failure to honor, any such instructions.

14.           DESTRUCTION OF BORROWER'S DOCUMENTS. Any documents, schedules, invoices or other papers delivered to Lender, may be destroyed or otherwise disposed of by Lender six (6) months after they are delivered to or received by Lender, unless Borrower requests, in writing, the return of the said documents, schedules, invoices or other papers and makes arrangements, at Borrower's expense, for their return.

15.           CHOICE OF LAW. The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined according to the laws of the State of Arizona. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts in the County of Maricopa.  Notwithstanding the foregoing, Lender’s rights with respect to the Deed of Trust shall be construed and enforced in accordance with the laws of the State of Colorado.

16.           GENERAL PROVISIONS.

16.1           This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Lender shall release Borrower or any guarantor from their obligations to Lender. Lender may assign this Agreement and its rights and duties hereunder. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in Lender's rights and benefits hereunder. In connection therewith, Lender may disclose all documents and information which Lender now or hereafter may have relating to Borrower or Borrower's business.

16.2           Paragraph headings and paragraph numbers have been set forth herein for convenience only; unless the contrary is compelled by the context, everything contained in each paragraph applies equally to this entire Agreement. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term 'including' is not limiting. The words 'hereof,' 'herein,' 'hereby,' 'hereunder,' and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

16.3           Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower, whether under any rule of construction or otherwise; on the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

16.4           Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

16.5           This Agreement cannot be changed or terminated orally. This Agreement contains the entire agreement of the parties hereto and supersedes all prior agreements, understandings, representations, warranties and negotiations, if any, related to the subject matter hereof, and none of the parties shall be bound by anything not expressed in writing.

16.6           The parties intend and agree that their respective rights, duties, powers, liabilities, obligations and discretions shall be performed, carried out, discharged and exercised reasonably and in good faith.

16.7           Each undersigned Borrower hereby agrees that it is jointly and severally, directly, and primarily liable to Lender for payment and performance in full of all duties, obligations and liabilities under this Agreement and each other document, instrument and agreement entered into by Borrower with or in favor of Lender in connection herewith, and that such liability is independent of the duties, obligations and liabilities of any other Borrower or any other guarantor of the Indebtedness, as applicable. Each reference herein to Borrower shall mean each and every Borrower party hereto, individually and collectively, jointly and severally.

16.8           Counterparts; Entire Agreement. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement, together with the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Loan and Security Agreement to executed as of the date first above written.

BORROWERS:

“ATI”:

ALANCO TECHNOLOGIES, INC.
an Arizona Corporation

By: ____________________________________
John A. Carlson, Chief Executive Officer

“AES":

ALANCO ENERGY SERVICES, INC.
a Colorado corporation

By: ____________________________________
John A. Carlson, Chief Executive Officer

LENDER:

_______________________________________
DONALD E. ANDERSON

Trustee of the Anderson Family Trust, UTA
dated December 20, 1993

EXHIBIT A
When recorded, return to:
Steven P. Oman, Esq.
14646 N. Kierland Blvd., Suite 260
Scottsdale, Arizona 85254

          DEED OF TRUST, WITH ASSIGNMENT OF RENTS,
          SECURITY AGREEMENT AND FIXTURE FILING

DATED:                  June 28, 2016

PARTIES:               ALANCO ENERGY SERVICES, INC.
7950 E. Acoma Drive, Suite 111
Scottsdale, AZ 85260
        Attn: Chief Executive Officer
("Trustor")

DONALD E. ANDERSON and REBECCA E. ANDERSON,
Trustees of the Anderson Family Trust, UTA dated December 20, 1993
12000 N. 90th Street, #1027
Scottsdale, AZ 85260
("Beneficiary")

THE PUBLIC TRUSTEE FOR MESA COUNTY, COLORADO
Dept. 5043, PO BOX 20,000
Grand Junction, CO 81502-5001
("Trustee")

W I T N E S S E T H:

In consideration of the indebtedness herein recited and the trust herein created, Trustor  irrevocably grants, transfers and assigns to Trustee, its successors and assigns, in trust, pursuant to this document and Colorado law, with power of sale, all of Trustor's estate, right, title and interest now existing or hereafter acquired in, to and under that certain real property located in Mesa County, Colorado, more particularly described in Exhibit "A" attached hereto and by this reference incorporated herein (the "Property").

TOGETHER WITH all and singular tenements, hereditaments, rights, rights-of-way, easements, privileges and appurtenances thereunto belonging, or in any way appertaining, (all as part of the premises hereby conveyed) all of which shall hereinafter, together with the Property, be referred to as the "Trust Property" and which shall be deemed to include, but not be limited to: (i) all improvements, fixtures, building materials, appliances, and equipment, of every nature whatsoever, now or hereafter located in, or on, or attached or affixed to, or used or intended to be used in connection with the Property; (ii) all water and water rights (whether riparian, appropriative or otherwise and whether or not appurtenant) in or hereafter relating to or used in connection with the Trust Property; (iii) all shares of stock evidencing any such water rights; (iv) all intangible personal property relating to the ownership or operation of the Trust Property including, but not limited to all engineering plans, environmental reports or studies, surveys, specifications, data, drawings, processes, operating, all technical information, and all drawings, records, books or other tangible media embodying the foregoing; (v) all permits, licenses, approvals, servitudes, rights-of-way, easements, surface use agreements, and other surface rights, used or obtained for use as of the date hereof in connection with the ownership or operation of the Trust Property as a produced water treatment and disposal facility or an oil and solids waste facility, including, without limitation, the Original CUP 2010-0031 and Amended CUP 2013-0112; and (vi) there is also hereby transferred, set over and assigned by Trustor to Trustee, its successors and assigns, all contracts and other agreements, including contracts, agreements, options, leases and subleases, easements, plans, licenses, commitments or binding arrangements of any nature whatsoever, express or implied, written or unwritten, and all amendments thereto, entered into by or binding upon Trustor concerning the Trust Property or to which the Trust Property may be subject., and Trustor agrees to execute and deliver to Trustee or Beneficiary specific separate assignments to Trustee or Beneficiary of such contracts or other rights when requested by Trustee or Beneficiary; but nothing herein shall obligate Trustee or Beneficiary to perform any obligations of Trustor under such agreements unless it so chooses, which obligations Trustor hereby covenants and agrees to do so and will punctually perform.

Trustor also absolutely and irrevocably grants, assigns, transfers, and sets over to Beneficiary all rents, issues, profits, damages, royalties, revenues, incomes, rights, contract rights, general intangibles and benefits now due and payable and/or hereafter to become due and payable arising in connection with the Trust Property for the purposes of and subject to the terms and conditions hereinafter set forth.

This instrument is and shall be construed as both a Deed of Trust and Assignment of Rents and a Security Agreement and, to the extent that any of the property herein described is deemed to be personal property or fixtures or property not subject to an encumbrance upon real estate, Trustor hereby grants unto Beneficiary a security interest in and to such property, whether now or hereafter located in, or on, or attached or affixed to, or used or intended to be used in connection with the Property.

FOR THE PURPOSE OF SECURING, IN SUCH ORDER OF PRIORITY AS BENEFICIARY MAY ELECT:

One:  Payment of the indebtedness evidenced by that certain Loan Agreement and the other obligations referred to therein (and any renewals, extensions, modifications, or amendments thereof) of even date herewith in the stated principal sum of Five Hundred Thousand and NO/100 Dollars ($500,000.00) executed by Trustor, as Maker, and delivered to Beneficiary (the "Note"), together with all interest, including default interest, thereon and late charges, collection costs, fees, and expenses as provided in the Note or hereinafter.

Two:  Payment of all other monies agreed to or provided for herein or in the Note or referred to in the Note to be paid by Trustor.

                Three:  Performance of each and every obligation or agreement of Trustor contained herein, within the Note or any other document or instrument given by Trustor to secure the indebtedness represented by the Note (hereinafter all of the foregoing documents set forth or referenced in this paragraph are collectively referred to as the "Related Documents").

        TRUSTOR AGREES:

1.           Payment.  To pay promptly when due: (a) all sums due and owing under the Note and Related Documents; (b) all taxes and assessments of every type or nature affecting the Trust Property; and  (c) all other adverse claims, liens, charges, and encumbrances which now are or shall hereafter be or appear to be a lien on the Trust Property.

2.           Performance of Obligations.  To fully perform in a timely manner all other obligations of Trustor contained herein, or in any of the other Related Documents.

3.           Insurance.  To provide and maintain policies of fire and extended coverage hazard insurance on the Trust Property in an amount not less than the full replacement costs from time to time of the improvements, fixtures, and equipment comprising any part of the Trust Property, if any.  Trustor will also provide public liability insurance with a combined single per occurrence limit of not less than $1,000,000.00 and property damage insurance in an amount not less than $50,000.00, both in such a form as to prevent Trustor from becoming a co-insurer.  All such policies shall be issued by companies having the highest rating available in Best's Insurance Guide; shall contain standard trust deed beneficiary clauses endorsed thereon making losses payable to Beneficiary; shall contain, as applicable, a standard noncontributory mortgagee clause, a standard waiver of subrogation clause and a full replacement costs endorsement; and, shall otherwise be in form and substance satisfactory to Beneficiary. Trustor shall not permit any condition to exist that would wholly or partially invalidate any such insurance.  Trustor shall assign and deliver any and all policies of insurance to Beneficiary or shall provide Beneficiary with certificates of such insurance coverage providing that such coverage shall be irrevocable without thirty (30) days prior written notice to Beneficiary and not subject to modification without Beneficiary's prior written approval.  At least thirty (30) days before expiration of such policies, Trustor shall deliver to Beneficiary renewals thereof, or renewal certificates therefor, with premiums paid.

Trustor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Beneficiary is included thereon under a standard mortgagee clause acceptable to Beneficiary.  Trustor shall immediately notify Beneficiary whenever any such separate insurance is taken out and shall promptly deliver to Beneficiary the policy or policies of such insurance.  In the event of a foreclosure or other transfer of title to the Trust Property in lieu of foreclosure, or by purchase at the foreclosure sale, or by the exercise of power of sale, all interest in any insurance policies in force and any unearned premiums thereon shall pass to Beneficiary, transferee or purchaser as the case may be.  Beneficiary shall not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment of defense of lawsuits, and Trustor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

4.           Taxes, Liens and Other Items.  Trustor shall pay all taxes, bonds, assessments, fees, liens, charges, fines, impositions and any and all other items which are attributable to or affect the Trust Property and which may attain a priority over this Deed of Trust by making payment prior to delinquency directly to the payee thereof, or as may otherwise be provided herein, and providing Beneficiary with evidence satisfactory to Beneficiary, in its sole and absolute discretion, of such payment at least thirty (30) days prior to the time said payment would become delinquent.  Trustor shall promptly discharge any lien which has or may attain priority over this Deed of Trust.

5.           Right to Collect Impounds.  At Beneficiary's option, in lieu of certain payments required under Sections 3 and 4 hereof, if said payments are not being escrowed by the holder of a superior lien, Trustor shall pay to Beneficiary in monthly installments, a sum (herein "Funds") equal to one-twelfth (1/12) of the yearly taxes and assessments which may attain priority over this Deed of Trust on the Property, if any, plus one-twelfth (1/12) of yearly premium for hazard and liability insurance, all as reasonably estimated initially and from time to time by Beneficiary on the basis of assessments and bills and reasonable estimates thereof.  Beneficiary shall apply the Funds to pay taxes, assessments and insurance premiums.  Beneficiary shall not be required to pay Trustor any interest on the Funds.  Beneficiary shall give to Trustor a periodic accounting of the Funds showing credits and debits to the Funds and the purpose for which each debit to the Funds was made.  The Funds are pledged as additional security for the sums secured by this Deed of Trust.  Said Funds may be paid to and held by any holder of a deed of trust on the Property prior to this deed of trust.

If the amount of the Funds held is insufficient to pay taxes, assessments and insurance premiums as they become due, Beneficiary shall pay to Trustor any amount necessary to make up the deficiency upon demand.

Upon payment in full of all sums secured by this Deed of Trust, Beneficiary shall promptly refund to Trustor any Funds held by Beneficiary.

If under Section 16 hereof the Property is sold or the Property is otherwise acquired by Beneficiary, Beneficiary shall apply, no later than immediately prior to sale of the Property or its acquisition by Beneficiary, any Funds held by Beneficiary at the time of application as a credit against the sums secured by this Deed of Trust.

6.           Condemnation and Insurance Proceeds.  The proceeds of any judgment, award, claim or settlement for damages, direct or consequential, in connection with any condemnation or any taking of or damage or injury to the Trust Property, or part thereof, or for any conveyance in lieu of condemnation, are hereby assigned to and shall be paid to Beneficiary.  In addition, all causes of action, and claims for relief, whether accrued before or after the date of this Deed of Trust, for all types of damage or injury to the Trust Property or any part thereof, or in connection with, related to, concerning or affecting the Trust Property or any part thereof, including without limitation causes of action or claims for relief arising in tort (to the extent of any of the foregoing causes of action or claims for relief arise in tort, only such as are a claim or claims for physical damage or injury to the Trust Property or any portion thereof) are hereby assigned to Beneficiary as additional security and the proceeds shall be paid to Beneficiary and Trustor shall not settle or otherwise resolve any such proceedings or execute or deliver any deed in lieu thereof without the prior written consent of Beneficiary.  Beneficiary may at its option appear in and prosecute in its own name any action or proceeding to enforce any such cause of action or claim for relief and may make any compromise or settlement thereof, and any sums collected as a result thereof shall be paid to Beneficiary.  Trustor, immediately upon obtaining knowledge of the institution of any proceedings relating to condemnation or other taking of or damage or injury to the Trust Property or any portion thereof, or knowledge of any casualty damage to the Trust Property or any portion thereof or damage in any other manner, shall immediately notify Beneficiary in writing.  In the event of a loss or injury covered by insurance, Beneficiary may make proof of loss if not made promptly by Trustor, but Beneficiary shall not be obligated to make such proof of loss by the terms of the contract of insurance, or otherwise, and Beneficiary's failure to make such proof of loss shall not subject Beneficiary to any liability or affect any of Beneficiary's rights under this Deed of Trust.  Beneficiary may participate in any such proceedings and may join Trustor in adjusting any loss covered by insurance.  Each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary, instead of to Trustor, or Trustor and Beneficiary jointly.  Trustor agrees to execute such further assignment of any such award, judgment or settlement as Beneficiary may require, and to deliver to Beneficiary all proceeds of such award, judgment or settlement.

All compensation, awards, proceeds, damages, claims, insurance recoveries, rights of action and payments which Trustor may receive or to which Trustor may become entitled under this Section 6 with respect to the Trust Property or any part thereof shall be paid over to Beneficiary and shall be applied first toward reimbursement of all costs and expenses of Beneficiary in connection with recovery of the same, and then shall be applied, in the sole and absolute discretion of Beneficiary and without regard to the adequacy of its security hereunder, to the payment or prepayment (without premium) of any indebtedness secured hereby in such order as Beneficiary may determine, or to the reimbursement of Trustor for expenses incurred by it in the restoration of the Trust Property.  Any application of such amounts or any portion thereof to any indebtedness secured hereby or the release of such amounts shall not be construed to cure or waive any default, notice of default, or notice of sale hereunder nor invalidate any act done pursuant to any such default or notice.  If Beneficiary elects, in its sole and absolute discretion, to make any monies available to Trustor to restore the Property, Trustor shall proceed forthwith with the completion of construction of the improvements, including the necessary work of restoration in accordance with plans, specifications and drawings submitted to and approved by Beneficiary; and any monies which Beneficiary so elects to make available for restoration shall be disbursed in accordance with standard construction lending practice or in any other manner approved by Beneficiary.  Notwithstanding paragraph 7, Trustor shall not be required to restore the Property if damaged by reason of an event for which the Beneficiary receives condemnation or insurance proceeds unless the Beneficiary elects to make the proceeds or a portion thereof available to Trustor for restoration of the Property.

7.           Preservation.  Trustor agrees to keep the Trust Property in good condition and repair, and not commit or permit waste thereof; not to remove or demolish, nor alter the design or structural character of, any building, fixture, equipment, fence, canal, well, or other improvements comprising part of the Trust Property, without the written consent of Beneficiary; to keep all buildings or improvements comprising part of the Trust Property free of termites, dry rot, fungus, beetles and all other harmful or destructive insects; to keep all plants, trees and shrubs comprising part of the Trust Property neatly pruned and in good condition; to keep the Trust Property free of rubbish and other unsightly or unhealthful conditions; and not to in any way change or restrict the use of the Trust Property without the prior written consent of Beneficiary.  Beneficiary or Trustee, or both, may, at any time or from time to time and without reasonable notice to Trustor, enter and inspect or protect the Trust Property, in person or by a representative, in such manner and to such extent as they or either of them may deem necessary.

8.           Hazardous Materials.  Trustor represents and warrants to Beneficiary that the Trust Property shall not at any time hereafter during the period of term of the Note or extensions thereof, be used by Trustor or any owner of the Trust Property, or any tenant or any other person or entity, for any activities involving, directly or indirectly, the use, generation, treatment, storage or disposal of any hazardous or toxic chemical, material, substance or waste other than in accordance with proper permits issued for such activities on the Trust Property.  If, during the term of the Note or extensions thereof, hazardous or toxic substances are discovered on the Trust Property in violation of any hazardous or toxic waste law, regulation or ordinance, Trustor shall at its sole expense remove the same from the Trust Property and underlying groundwater in accordance with the requirements of the appropriate governmental authority.

9.           Subsequent Documents and Recording Expenses.  At the cost of Trustor, and without expense to Beneficiary, Trustor shall, upon demand by Trustee or Beneficiary, do all further acts and execute, acknowledge and deliver all deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Beneficiary shall from time to time require, for better assuring, conveying, assigning, transferring and confirming unto Trustee or Beneficiary the property rights hereby conveyed or assigned or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Trustee or for the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust.  Trustor, on demand, shall execute and deliver, and hereby authorizes Trustee and Beneficiary to execute in the name of Trustor to the extent they may lawfully do so, one or more financing statements, continuation statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof and the security interest granted hereby upon the Trust Property or part thereof, or to assure the continued validity, priority and binding effect of such lien and security interest.  Furthermore, Trustor forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time, shall cause this Deed of Trust, and any security instrument creating a lien or evidencing the security interest granted hereby and the lien hereof upon the Trust Property, or part thereof, and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Trustee or Beneficiary in the Premises.  Trustor shall pay all filing, registration, or recording fees and all expenses incident to the preparation, execution and acknowledgement of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property or part thereof, and any instrument of further assurances, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance.

10.            Actions. Upon written request by Beneficiary, Trustor will appear in and prosecute or defend any action or proceeding that may affect the priority of this Deed of Trust or the security of the Beneficiary hereunder or in the Trust Property and will pay all costs, expenses (including the cost of searching title), and attorneys' fees incurred by Trustor, Beneficiary and Trustee in such action or proceeding.  Beneficiary may, at its option, appear in and defend any action or proceeding purporting to affect the priority of this Deed of Trust or the Trust Property or the rights or powers of Beneficiary.  Beneficiary may, at its option, pay, purchase, contest or compromise any adverse claim, encumbrance, charge or lien, purporting to affect the priority of this Deed of Trust or the Trust Property or the rights or powers of Beneficiary, but shall have no obligation to do so.  All amounts paid, suffered or incurred by Beneficiary in exercising the authority herein granted, including attorneys' fees, shall be payments made pursuant to Section 12 below.

11.           Compliance With Law.  Trustor shall comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Trust Property, and not to suffer or permit any act to be done in or upon the Trust Property in violation thereof.

12.           Action by Beneficiary.  That, if Trustor fails to do so, Beneficiary may, at its option, without demand or notice, as it may consider necessary in its sole judgment, do any or all things required of Trustor by any of the provisions of this Deed of Trust and incur and pay any and all expenses in connection therewith, which expenses shall then become immediately due and payable by Trustor to Beneficiary in accordance with Section 14 below.

13.            Security Agreement.  Trustor hereby grants to Beneficiary a security interest in the Trust Property pursuant to the Uniform Commercial Code of the State of Colorado for the purposes of further securing the indebtedness secured hereby and all other amounts due hereunder.  Trustor shall give advance notice in writing to Beneficiary of any proposed change in Trustor's name, identity or structure and will execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change, all financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary's security interest with respect to any collateral described or referred to herein.  Trustor hereby authorizes Beneficiary to file any financing statements Beneficiary deems appropriate in connection therewith.

This Deed of Trust shall constitute a security agreement with respect to (a) any collateral, (b) any portion of the Trust Property which may not be deemed to form part of the real estate described in Exhibit "A", (c) all property listed on any financing statement filed with regard to the security agreement created hereunder, (d) all after acquired property, and (e) all replacements of, substitutions for, and additions to such property, and the proceeds of all of the collateral (all of the foregoing Property described in the previous subsections (a), (b), (c), (d) and (e) hereinafter shall be referred to as the "Collateral").

Accordingly, in addition to any other rights and remedies available to Beneficiary hereunder, Beneficiary shall have all the rights of a secured party under the Colorado Uniform Commercial Code.  Furthermore, to the fullest extent permitted by law, Trustor hereby authorizes Beneficiary to sign and file financing statements at any time in respect of any of the Trust Property, without such financing statements being executed, by or on behalf of, Trustor, but Trustor, will however, at any time upon request of Beneficiary, execute, or cause to be executed, financing statements in respect of any Collateral.  Trustor agrees to pay all filing fees, including fees for filing continuation statements and releases in connection with such financing statements, and to reimburse Beneficiary for all costs and expenses of any kind incurred in connection therewith.  Without the prior written consent of Beneficiary, Trustor shall not create or suffer to be created any other security interest in any part of the Trust Property, including replacements and additions thereto.  Upon the occurrence of any default of Trustor hereunder, Beneficiary shall have the rights and remedies of a secured party under the Colorado Uniform Commercial Code as well as all other rights and remedies available at law or in equity, and, at Beneficiary's option, Beneficiary may also invoke the remedies provided in this Deed of Trust as to such personal property and all the portions of the Trust Property which are personal property.

This Deed of Trust constitutes a fixture filing under the fixture filing provisions of the Colorado Uniform Commercial Code, as amended or recodified from time to time.

14.            Advancements. Trustor shall pay to Trustee and Beneficiary, respectively, promptly upon demand, all sums of money which they shall respectively pay pursuant to any of the provisions of this Deed of Trust, together with interest upon each of said amounts, until repaid, from the time of said demand until the payment thereof, at the rate of interest in effect after a default on the indebtedness outstanding under the Note.  All such advancements by Beneficiary or Trustee and any interest thereon shall be a lien upon the Trust Property and shall be secured by this Deed of Trust until paid.

15.           Default.  Trustor shall be in default hereunder if any of the following ("Event of  Default" or "event of default") shall occur:

a.  Trustor fails to pay any indebtedness secured hereby or hereunder when due;

b.  Trustor fails to perform any obligation of or agreement by Trustor in this Deed of Trust  or any of the other Related Documents;

c.  This Deed of Trust shall at any time be junior in position to any lien, claim, or interest, by instrument or otherwise encumbering the Trust Property unless the Beneficiary hereunder is also the Beneficiary of such lien, claim or interest;

d.  Trustor fails to timely pay or to perform any obligation or agreement of Trustor with respect to obligation which may have a priority greater than the lien of this Deed of Trust.

e. The filing of a voluntary or involuntary petition under any bankruptcy statute, as now in effect or as hereafter amended, by or against Trustor, or the adjudication of Trustor as bankrupt or insolvent by a decree of a court of competent jurisdiction, or the making of an assignment by Trustor for the benefit of creditors, or the admission by Trustor in writing of its inability to pay its debts generally as they become due, or if Trustor shall allow the appointment of a receiver, trustee, conservator, custodian (as that term is defined in the Federal Bankruptcy Code), or liquidator of all or any part of the Trust Property, or if any of the Trust Property is levied upon by virtue of any execution, attachment, tax levy, or other writ, or if liens are filed against the Trust Property or any part thereof;

f.  The abandonment of all or any part of the Trust Property;

g.  The breach of any written warranty, covenant, representation or certification given in connection herewith or in connection with Trustor's purchase of the real property secured hereby;

h.  Institution of foreclosure or other proceedings, to enforce against the Trust Property or any part thereof, pursuant to any deed of trust or junior security interest or other lien or encumbrance of any kind upon any portion of the Trust Property;

i.  Any other event shall occur which, under this Deed of Trust or under the terms of the Note or any other Related Document constitutes a default by Trustor hereunder, or thereunder or gives Beneficiary the right to accelerate the maturity of the indebtedness, or any part thereof, secured hereby;

j.  Any other event shall occur which, under the provisions of any of the other Related Documents constitutes a default thereunder;

k. The dissolution or termination of Trustor.

16.           Remedies.

a.  Upon and after any Event of Default, without notice or demand, the unpaid principal of the Note and all accrued and unpaid interest, late charges, fees, costs and expenses shall become and be immediately due and payable and shall thereafter bear interest at the default rate set forth in the Note (the "Default Rate"), anything in the Note, this Deed of Trust, or any of the other Related Documents to the contrary notwithstanding.

b.  Upon and after any Event of Default, Trustee or Beneficiary personally, or by their respective agents or attorneys, without regard to the adequacy of any security for the indebtedness secured hereby, may enter into and upon all or any part of the Trust Property, and each and every part thereof, and may exclude Trustor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage, and control the Trust Property and conduct the business thereof, either personally or by their respective superintendents, managers, agents, servants, attorneys, or receivers; and upon every such entry, Trustee or Beneficiary, at the expense of Trustor, from time to time, either by purchase, repairs or construction, may maintain and restore the Trust Property, may complete the construction of the improvements and in the course of such completion may make such changes in the contemplated improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of Trustor, Trustee or Beneficiary may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as it may deem advisable; and in every such case Trustee and Beneficiary shall have the right to manage and operate the Trust Property and to carry on the business thereof and exercise all rights and powers of Trustor with respect thereto either in the name of Trustor or otherwise as it shall deem best; and Trustee or Beneficiary shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Trust Property and every part thereof, all of which shall, for all purposes, constitute property of the Beneficiary; and, after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Trust Property or any part thereof, as well as just and reasonable compensation for the services of Trustee or Beneficiary and for all attorneys (including at any trial and any appeal with respect thereto), counsel, agents, clerks, servants and other employees properly engaged and employed by it, Beneficiary shall apply the monies arising as aforesaid, in such order as Beneficiary shall determine.

c.  Upon and after any Event of Default, Beneficiary shall have all of the remedies of a Secured Party under the Colorado Uniform Commercial Code, including without limitation the right and power to sell, or otherwise dispose of, the Collateral, or any part thereof, and for that purpose may take immediate and exclusive possession of the Collateral, or any part thereof, and with or without judicial process, enter upon any of the Trust Property on which the Collateral, or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned, or, at Beneficiary's option, Trustor shall assemble the Collateral and make it available to Beneficiary at the place and at the time designated in the demand.  Beneficiary shall be entitled to hold, maintain, preserve and prepare the Collateral for sale.  Beneficiary without removal may render the Collateral unusable and dispose of the Collateral on the Trust Property.  To the extent permitted by law, Trustor expressly waives any notice of sale or other disposition of the Collateral and any other right or remedy of Trustor existing after default hereunder, and to the extent any such notice is required and cannot be waived, Trustor agrees that, as it relates to this subsection c only, if notice of sale or other disposition of the Collateral is mailed, postage prepaid, to Trustor pursuant to the otherwise applicable provisions of Section 45 hereof at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

d.  Upon and after any Event of Default, Trustee may, and upon the written request of Beneficiary shall, with or without entry, personally or by its agents or attorneys, insofar as applicable, take any one or more of the following actions:

(i)  Sell the Trust Property, including without limitation the Collateral, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as a single entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law, at public auction to the highest bidder for cash, in lawful money of the United States, payable at the time of sale;

(ii)  Institute proceedings for the complete or partial foreclosure of the lien of this Deed of Trust upon the Trust Property as a mortgage;

(iii)  Apply to any court of competent jurisdiction for the appointment of a receiver or receivers for the Trust Property and of all the earnings, revenues, rents, issues, profits and income thereof;

(iv)  Take such steps to protect and enforce their rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Deed of Trust, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary shall elect; or

(v)  Any combination of some or all of the above, simultaneously, concurrently or consecutively.

e.  Trustee may postpone from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such postponed sale or sales; and, except as otherwise provided by any applicable provision of law, Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so postponed.

f.  Upon the completion of any sale or sales made by Trustee under or by virtue of this Deed of Trust, Trustee, or an officer of any court empowered to do so, shall execute and deliver to the purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold, but without any covenant or warranty, express or implied.  The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.  Any such sale or sales made under or by virtue of this Section 16, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Trustor.

g.  In the event of any sale made under or by virtue of this Deed of Trust, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid by Trustor pursuant to this Deed of Trust or the Note, immediately thereupon shall, anything in the Note or in this Deed of Trust notwithstanding, become due and payable.

h.  The purchase money, proceeds or avails of any sale made under or by virtue of this Deed of Trust, together with any other sums which then may be held by Trustee or Beneficiary under this Deed of Trust, whether under the provisions of this Section 16 or otherwise, shall be applied as follows:

First:  To the payment of the costs and expenses of such sale, including the cost of any evidence of any insurance of title procured in connection with such sale, reasonable compensation to Trustee and Beneficiary, their agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Trustee or Beneficiary under this Deed of Trust, together with interest at the Default Rate set forth or referred to in the Note, on all advances made by Beneficiary and all taxes and assessments, except any taxes, assessments or other charges subject to which the Trust Property shall have been sold;

Second:  To the payment of the whole amount then due, owing or unpaid upon the Note for principal and interest, in such order as Beneficiary may determine, with interest on the unpaid principal and accrued interest at the Default Rate set forth or referred to in the Note, from and after the happening of any Event of Default until the same is paid;

Third:  To the payment of any other sums required to be paid by Trustor pursuant to any provisions of this Deed of Trust or of the Note or of any other instrument by which the Note is now or hereafter secured; and

Fourth:  To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

i. Upon any sale made under or by virtue of this Section 16, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Trust Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting the indebtedness of Trustor or part thereof, as applicable, secured by this Deed of Trust upon the net sales price after deducting therefrom the expenses of the sale and the cost of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust.  Beneficiary, upon so acquiring the Trust Property, or any part thereof, shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

j.  The remedies specified in this section 16 shall be in addition to all other rights and remedies provided herein and which Beneficiary may have at law or in equity and no single exercise by Beneficiary of any right or remedy hereunder or which Beneficiary may have at law or in equity shall exhaust the same or shall preclude any other or further exercise thereof or of any other right or remedy hereunder or which Beneficiary may have at law or in equity, and every such right or remedy hereunder or which Beneficiary may have at law or in equity may be exercised at any time and from time to time after the occurrence of any Event of Default.

17.           Assignment of Rents and Leases.  All of the existing and future rents, leases, issues and profits of the Trust Property or any part thereof, and all rights in the Trust Property or any part thereof, and all rights of Trustor against any guarantors thereof, are hereby assigned to Beneficiary as further security for the payment of the indebtedness and performance of the obligations, covenants, promises and agreements herein or secured hereby.  When requested by Beneficiary from time to time, and within such time as Beneficiary may require, Trustor shall, to the extent required, execute, deliver, and record, and shall cause any lessee, sublessee, assignee, tenant, or occupant (hereinafter collectively referred to as "Tenant") of Trustor designated by Beneficiary to execute, deliver, and record, separate lease assignments covering any or all of the leases that may affect any part or all of the Trust Property.  Such separate lease assignments shall be in such form and contain such provisions as Beneficiary may in its discretion require and, without limiting the generality of the foregoing, may require any such Tenant to subordinate the Tenant's rights to the lien of this Deed of Trust.  In no event shall Beneficiary be required to give nondisturbance or similar commitments to any of such Tenant.  Whether or not separate lease assignments are required by Beneficiary, Trustor hereby authorizes and directs the Tenant of the Trust Property that, upon written notice from Beneficiary, all payments required under said leases, or in any way respecting same, shall be made directly to the Beneficiary as they become due.  Trustor hereby relieves said Tenant from any liability to Trustor  by reason of said payments being made to Beneficiary.  Nevertheless, until Beneficiary notifies said Tenants in writing to make such payments to Beneficiary, Trustor shall be entitled to collect all such rents and/or payments.  Beneficiary is hereby authorized to give such notification only in the event of any breach or event of default by Trustor under Section 15 hereof.  Trustor shall not, without the prior written consent of Beneficiary: (a) execute (except as noted above) an assignment of the rents, income, profits and benefits accruing from the Trust Property; or, (b) in any other manner impair the value of the Trust Property or the security of Beneficiary for the payment of the Note.

Nothing contained herein shall obligate Beneficiary to perform the duties of Trustor as landlord or lessor under any such leases or tenancies.  Trustor hereby covenants and agrees that it shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in any and all leases of the Trust Property now or hereafter existing, on the part of the lessor thereunder to be kept and performed.

18.           Receiver. In case default be made in payment of any indebtedness secured hereby or in performance of any of Trustor's agreements or obligations contained herein or within any other Related Documents, Beneficiary shall be entitled at any time, without notice and in its sole discretion, either by its agents, attorneys, employees, or by a receiver appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, to enter upon and take possession of the Trust Property or any part thereof, and Trustor shall, upon demand, peaceably surrender possession thereof to Beneficiary or the receiver, if any.  Beneficiary, in its name and/or in the name of Trustor, may operate and maintain all or any portion of the Trust Property to such extent as Beneficiary deems advisable, and Trustor agrees that Beneficiary shall be entitled to do and perform any acts that Beneficiary may deem necessary or proper to conserve the value of the Trust Property, and to sue for and otherwise collect and receive all rents, issues and profits thereof, including those past due and unpaid as well as those accruing thereafter, and may rent or lease the Trust Property or any portion thereof to such person or persons and for such periods of time and on such terms and conditions as Beneficiary in its sole discretion may determine.  Trustor further agrees that Beneficiary may also take possession of, and use, any and all personal property contained in or on the Trust Property or used by Trustor in the rental or leasing of the Trust Property or any part thereof.  Beneficiary may apply all such rents, issues and profits collected or received by it to the payment of costs and expenses incurred in the operation of the Trust Property, to protect and preserve the security thereof, or in the manner hereinabove specified in respect of proceeds of sale of the Trust Property, and in whatever order Beneficiary determines in its sole and absolute discretion.  Any part of or all such monies may be released by Beneficiary at its sole option.  The expenses (including, without limitation, receiver's fees, if any, compensation to any agent appointed by Beneficiary, and counsel fees, costs, and disbursements) incurred in taking possession of the Trust Property and effecting collection of such rents, issues and profits or attempting to take possession of the Trust Property and effecting said collection, shall be deemed an expense or advancement under Section 14 of this Deed of Trust to be paid by Trustor and secured hereby.  Neither the entering upon and taking possession of the Trust Property nor the collection of such rents, issues and profits and the application or release thereof as aforesaid, shall cure or waive any default or Notice of Sale hereunder or invalidate any act done pursuant to such Notice.  In dealing with the Trust Property or any related personal property as a beneficiary in possession, Beneficiary shall be without any liability, charge or obligation therefor to Trustor or third parties, other than for willful misconduct, and Trustor agrees to indemnify and hold Beneficiary harmless for, from and against any claims of such liability.  All net losses, costs and expenses incurred by Beneficiary under the provisions of this Deed of Trust shall be advancements covered by Section 14 hereof.

19.            Certain Modifications.  Without affecting the liability of Trustor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein or in any other Related Document, and without affecting the rights of Beneficiary with respect to any security not expressly released in writing, Beneficiary may, at any time and from time to time, either before or after maturity of the Note, and without notice or consent:

a.  Release any guarantor or other person liable for payment of all or any part of such indebtedness or for performance of any such obligation;

b.  Make any agreement extending the time or otherwise altering the terms for payment of all or any part of such indebtedness, or modifying or waiving any obligation contained herein or in any other Related Document, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

c.  Exercise or refrain from exercising or waive any right Beneficiary may have hereunder or under any other Related Document;

d.  Accept additional security of any kind; and/or

e.  Release or otherwise deal with any property, real or personal, securing the indebtedness secured hereby, including all or any part of the Trust Property herein described.

20.           Non-Waiver.  By accepting late performance of any obligation secured hereby, including, without limitation, payment, or part payment, of any sum secured hereby, after the same is due or after the recording of a notice of sale, Beneficiary shall not waive its right against any person obligated directly or indirectly hereunder or an any indebtedness secured hereby, either to require prompt payment when due of all other sums so secured, to require prompt performance when due of all other obligations or to declare a default for failure to make such prompt payment or performance.  No exercise of any right or remedy by Trustee or Beneficiary hereunder shall constitute a waiver of any other right or remedy herein contained or provided at law or in equity, nor shall acceptance of such payment, part payment or performance cure or waive any remaining default or invalidate any sale held pursuant to such Notice for any such remaining default, or prejudice any of the rights of Beneficiary under this Deed of Trust.  No delay on the part of Beneficiary in exercising any of its rights under this Deed of Trust or any other of the Related Documents shall be construed to preclude it from the exercise thereof at any time during the continuance of such default.

21.           Estoppel Certificates.  Trustor, within ten (10) days after written request therefor, shall furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Deed of Trust, and stating either that no setoffs or defenses exist against the Deed of Trust debt, or, if such setoffs or defenses are alleged to exist, the nature and amount thereof.

22.           Resignation. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor and Beneficiary may, at any time Beneficiary may desire, subject to applicable law, , appoint another Trustee in the place and stead of said Trustee or any successor in trust.  The title herein conveyed to such successor Trustee, if any, shall be in writing and shall be duly recorded in the recorder's office of the county in which the above described land is situated.

23.           Trust is Irrevocable.  The trusts herein created are irrevocable.

24.           Damages and Royalties.  Trustor hereby assigns and transfers as additional security to Beneficiary all damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person, company or corporation owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Trust Property with the right in Beneficiary to receive and receipt therefor and apply the same to the indebtedness secured hereby either before or after any default hereunder and Beneficiary may demand, sue for and recover any such payments but shall not be required so to do.

25.           Further Encumbrances or Sales.  Beneficiary, by approving the Note and this Deed of Trust, has recognized and relied upon the unique experience and financial capabilities of Trustor and, if Trustor is comprised of more than one person or entity, then each of the persons and entities of which Trustor is so comprised.  Trustor and, if Trustor is comprised of more than one person or entity, any of the persons or entities of which Trustor is comprised, shall not execute or deliver any pledge, security agreement, mortgage, deed of trust or other instrument of hypothecation or encumbrance covering all or any portion of the Trust Property, or any interest herein, nor sell, contract to sell, lease with option to purchase, convey, alienate, assign, transfer or otherwise dispose of all or any portion of the Trust Property, or any interest herein, or any interest in Trustor, without the prior written consent of Beneficiary being first had and obtained, which such consent may be given or withheld in Beneficiary's sole and absolute discretion, and, if given, may be conditioned upon such further agreements as Beneficiary, in Beneficiary's sole and absolute discretion, may require.  Trustor shall not, without Beneficiary's prior written consent, permit the creation of any liens or encumbrances on the Trust Property other than the lien of this Deed of Trust, and shall pay, when due, all obligations, lawful claims or demands of any person which, if unpaid, might result in, or permit the creation of, a lien or encumbrance on, or a security interest in, the Trust Property or any part thereof or on the rents, issues, income and profits arising therefrom, whether such lien or encumbrance would be senior or subordinate hereto, including, but without limiting the generality of the foregoing, all claims of mechanics, materialmen, laborers and others for work or labor performed, or materials or supplies furnished in connection with any work of demolition, alteration, improvement of or construction upon the Trust Property, and in general will do or cause to be done everything necessary so that the lien and security interest of this Deed of Trust on the Trust Property, shall be fully preserved, at the cost of Trustor, without expense to Trustee or Beneficiary.  If Trustor breaches any of the terms or conditions of this Section 25, whether voluntarily or involuntarily, all sums secured hereby shall immediately become due and payable.  If ownership of the Trust Property, or any part thereof, becomes vested in a person or persons other than Trustor without the prior written approval of Beneficiary, Beneficiary may, without notice to Trustor, waive such default and deal with such successor or successors in interest with reference to this Deed of Trust and the Note in the same manner as with Trustor, without in any way releasing, discharging or otherwise affecting the liability of Trustor hereunder, or for the indebtedness hereby secured, and no such sale of the Trust Property, forbearance on the part of Beneficiary, extension of the time for the payment of the indebtedness secured hereby or any change in the terms thereof consented to by Beneficiary shall in any way whatsoever operate to release, discharge, modify, change, or affect the liability of Trustor herein, either in whole or in part.

26.            Partial Invalidity.  If any one or more of the provisions of this Deed of Trust or the applicability of any such provision to a specific situation shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and regardless of whether or not such provision may be or is modified to make it or its application valid and enforceable, the validity and enforceability of all other provisions of this Deed of Trust and all other applications of such provisions shall not be affected thereby.

27.           Statements.  Trustor shall pay Beneficiary's charge, to the maximum amount permitted by law, for any statement regarding the obligations secured by this Deed of Trust requested by Trustor or on its behalf.

28.           Attorneys' Fees.  If it becomes necessary for the Beneficiary to employ legal counsel or to take legal action to collect the indebtedness secured hereby, or for Beneficiary or Trustee to employ legal counsel or to take any legal action to enforce any provisions contained herein or in any other Related Document, or to protect any of Beneficiary's or Trustee's rights hereunder or under any other Related Document (including any protection of Beneficiary's rights in or related to any proceedings under Title 11 of the United States Code), Trustor agrees to pay to Beneficiary, in addition to taxable costs of any legal proceeding or action, Beneficiary's attorneys' fees actually incurred, and all costs of preparation and conduct of such proceedings, including costs of title searches and title policy commitments, all of which shall be a lien upon the Trust Property and secured by these presents.

29.           Powers of Trustee.  From time to time upon written request of Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of the obligations secured hereby, Trustee may, without liability therefor and without notice: reconvey all or any part of the Trust Property; or join in any extension agreement or any agreement subordinating the lien or charge hereof; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any declaration of covenants and restrictions.  Trustee or Beneficiary may from time to time apply in any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies.  Trustor shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the administration of the trusts created hereunder, including reasonable attorneys' fees.

30.           Indemnification of Trustee and Beneficiary.  Trustor shall, and does hereby agree to, indemnify Trustee and Beneficiary and hold harmless for, from and against all losses, claims, demands and liabilities which either may incur, suffer or sustain in the execution of the trusts created hereunder or in the performance of any act required or permitted hereunder or by law or as a result of the failure of Trustor to perform any covenant or obligation herein, except the payment of principal and interest pursuant to the Note.

31.           Taxation of Note and Deed of Trust.  If any time before the indebtedness secured hereby is fully paid, any law be enacted, deducting from the value of such real estate, for the purposes of taxation, any lien thereon, or revising or changing in any way the laws now in force for the taxation of deed of trusts or notes, or the debts secured thereby, for state or local purposes, or the manner of collection of such taxes, so as to affect adversely this Deed of Trust or the indebtedness secured hereby, or the owner and holder thereof in respect thereto, then the Note shall, at the election of Beneficiary and upon thirty (30) days prior written notice to Trustor, become immediately due and payable; provided, however, that such election shall be ineffective if it is established to the satisfaction of Beneficiary that Trustor is not prohibited by law from paying the whole or such tax in addition to all other payments required hereunder and the payment of such tax will not constitute usury or render the loan or indebtedness secured hereby wholly or partially usurious under any of the terms of the Note, this Deed of Trust or otherwise, and if Trustor, prior to such specified date, does pay such tax and agrees in writing to pay any such tax when thereafter levied or assessed and does pay such tax when actually levied or assessed.

32.           Protection of Security; Costs and Expenses.  Trustor shall appear in and defend any action or proceeding proposing to adversely affect the security hereof or the rights or powers of Beneficiary or Trustee, and shall pay all costs and expenses, including without limitation costs of evidence of title and attorneys' fees as determined by the judge of the court in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust or to enforce or establish any other rights or remedies of Beneficiary hereunder.  If Trustor fails to perform any of the covenants or agreements contained in this Deed of Trust, or if any action or proceeding is commenced which adversely affects Beneficiary's interest in the Trust Property or any part thereof, including but not limited to, eminent domain, enforcement, or proceeding of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, or otherwise, then Beneficiary or Trustee may, but without obligations to do so and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereunder, make such appearances, disburse such sums and take such action as Beneficiary or Trustee deems necessary or appropriate to protect Beneficiary's interest, including, but not limited to, disbursement of reasonable attorneys's fees, entry upon the Trust Property to make repairs or otherwise protect the security thereof, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of either Beneficiary or Trustee appears to be prior or superior hereto.  Trustor further agrees to pay all reasonable expenses of Beneficiary (including fees and disbursements of counsel) incident to the protection of the rights of Beneficiary hereunder, and enforcement or collection of payment of the Note, or any advancements under Sections 12 or 14 hereof, whether by judicial or non-judicial proceedings, or in connection with any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding of Trustor, or otherwise.  Any amount disbursed by Beneficiary or Trustee pursuant to this Section 32 shall be additional indebtedness of Trustor secured by this Deed of Trust as of the date of disbursement and shall bear interest at the contract rate set forth or referred to in the Note before demand.  All such amounts shall be payable by Trustor upon demand and shall thereafter bear interest at the Default Rate set forth or referred to in the Note.  Nothing contained in this Section 33 shall be construed to require Beneficiary or Trustee to incur any expense, make any appearance, or take any other action.

33.           Corrections. Trustor will, upon request of the Trustee, promptly correct any defect or error which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgement hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by the Trustee or by the Beneficiary to carry out more effectively the purposes of this Deed of Trust, to subject any of the Trust Property to the lien and security interests hereby created or to perfect and maintain the lien and security interest hereby created.  If any rights, easements or other hereditament shall hereafter become appurtenant to the Trust Property, or any part thereof, Trustor shall deliver to Beneficiary, upon demand, a supplemental Deed of Trust in a form approved by Beneficiary covering such rights and interests.

34.           Marshalling of Assets; Waiver.  Trustor in its own behalf and on behalf of its successors and assigns hereby expressly waives all rights to require a marshalling of assets by Trustee or Beneficiary or to require a Trustee or Beneficiary to first resort to the sale of any portion of the Trust Property which might have been retained by Trustor before foreclosing upon and selling any other portion or Property as may be conveyed by Trustor subject to this Deed of Trust.

35.           Partial Release.  Without affecting the liability of any other person for the payment of any indebtedness herein mentioned (including Trustor should it convey the Trust Property) and without affecting the lien or priority therein upon any property not released, Beneficiary may, without notice, release any person so liable, extend the maturity or modify the terms of any such obligations, or grant other indulgences, release or reconvey or cause to be released or reconveyed at anytime all or any part of the Trust Property described herein, take or release any other security or make compositions or other arrangements with debtors.  Beneficiary may also accept additional security, either concurrently herewith or hereafter, and sell same or otherwise realize thereon either before, concurrently with, or after sale hereunder.

36.           Additional Rights  and  Remedies.  If Trustor fails or refuses to surrender possession of the Trust Property after any sale thereof, Trustor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided that this remedy is not exclusive of or in derogation of any other right or remedy available to Beneficiary at the time that it is exercised.

37.           Rules of Construction.  When the identity of the parties hereto or other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, the feminine gender includes the masculine and/or neuter and shall likewise be so constructed as applicable to and including a corporation or corporations and/or partnership or partnerships that may be a party or parties hereto; the singular number includes the plural, and the plural number includes the singular.  The headings of each paragraph are for information and convenience only and do not limit or construe the contents of any provision hereof.  This Deed of Trust was prepared after negotiations by and between Trustor and Beneficiary with the advise of their legal counsel and the language of this Deed of Trust shall not be strictly interpreted against either Trustor or Beneficiary merely because such party caused this document to be typed.

38.           Successors in Interest and Assigns.  This Deed of Trust applies to, inures to the benefit of, and is binding not only on the parties hereto, but on their heirs, executors, administrators, successors in interest and assigns.  The term "Beneficiary" shall mean the holder and owner, including pledges, of the Note, whether or not named as Beneficiary herein.  The term "Trustor", as used in this Deed of Trust, shall mean and include all successors in interest and assigns of the original Trustor herein.  Any appointment herein of Beneficiary as attorney in fact for Trustor shall be with full power of substitution.

39.           Inconsistent Provisions.  If there shall be or become any conflict between the terms, conditions and provisions of this Deed of Trust and the terms, conditions and provisions of the Note, then, and in such event, the provisions of this Deed of Trust shall be subordinate, and Trustor shall not be in default hereunder for acting in any manner required or expressly permitted by the terms of such superior agreement.

40.           Reconveyance.  Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment by Trustor of Trustee' s fees, Trustee shall reconvey, without warranty, the estate in the Trust Property then held by Trustee.  The grantee in such reconveyance may be designated and described as the "person or persons legally entitled thereto", or by other appropriate terms.

41.           No Usury.  If, from any circumstances whatever, payment or performance of any provision of this Deed of Trust or of the Note secured hereby, at the time performance of such provision shall be due, shall require a payment in excess of that permitted by any applicable law, the obligation to be paid or performed shall be reduced to the limit allowed by such law, so that in no event shall any exaction be possible under this Deed of Trust, the Note, or any other agreement given in connection herewith, that is in excess of any limitation of law.  By acceptance of this Deed of Trust, the Beneficiary expressly waives the right to demand any such excess.  The provisions of this Section 41 shall control every other provision of this Deed of Trust, and any other such agreement.

42.           Notices. Unless otherwise required by applicable law, all notice required to be given hereunder shall be in writing and shall be given either personally, or by certified mail, return receipt requested.  If given personally, notice shall be conclusively deemed given at the time of personal delivery. if given by certified mail, notice shall be conclusively deemed given seventy-two (72) hours after deposit thereof in the United States mail, postage prepaid, return receipt requested, addressed to the party to whom such notice is given.  Any notice shall be given at the following addresses:

If intended for Trustor:

Alanco Energy Services, Inc.
7950 E. Acoma Drive, Suite 111
Scottsdale, AZ 85260
        Attn: Chief Executive Officer

If intended for Trustee:

The Public Trustee for Mesa County, Colorado
at its official address as the same exists from time-to-time

If intended for Beneficiary:

DONALD E. ANDERSON and REBECCA E. ANDERSON,
Trustees of the Anderson Family Trust, UTA dated December 20, 1993
12000 N. 90th Street, #1027
Scottsdale, AZ 85260

The foregoing addresses may be changed by written notice, to be effective when given as herein provided.

44.           Governing. This Deed of Trust, the Note, the other Related Documents and any documents executed pursuant to this Deed of Trust, shall be governed by the laws of the State of Colorado and any action brought hereunder or under any of the other Related Documents shall be commenced and thereafter prosecuted in a court of competent jurisdictions within the State of Colorado.

45.           Time.  Time is of the essence hereof.

46.           Statute of Limitations.  The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived by Trustor, to the full extent permissible by law.

47.           No Offset.  Except as specifically provided in this Deed of Trust or the Note, no offset or claim that Trustor now has or may have in the future against Beneficiary shall relieve Trustor from paying installments or performing any other obligations set forth herein or secured hereby.

          IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, with Assignment of Rents, Security Agreement and Fixture Filing on the day and year first set forth above.

ALANCO ENERGY SERVICES, INC.
a Colorado corporation

By: ____________________________________
John A. Carlson, Chief Executive Officer

STATE OF ARIZONA                        )
)  ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 28th day of June, 2016, by John A. Carlson, the Chief Executive Officer of Alanco Energy Services, LLC, a Colorado corporation, on behalf of the corporation.

IN WITNESS HEREOF, I have hereunto set my hand and official seal.

                                                     ______________________________
                                                      Notary Public

My Commission Expires:
_____________________

EXHIBIT A

Legal Description

Parcel 1:  The E ½ of the NE ¼ of Section 15, Township 3 South, Range 2 East of the Ute Meridian

Parcel 2:  The W ½ of the NW ¼ of Section 14, Township 3 South, Range 2 East of the Ute Meridian

Covering the Land situated in the State of Colorado, County of Mesa.

EXHIBIT B

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase
Number of shares: 140,000

WARRANT TO PURCHASE COMMON STOCK
OF
ALANCO TECHNOLOGIES, INC.

THIS CERTIFIES that Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, UTA dated December 20, 1993, or any subsequent holder hereof in accordance with Section 8 (“Holder”), has the right to purchase from ALANCO TECHNOLOGIES, INC., an Arizona corporation (the “Company”), up to 140,000 fully paid and nonassessable shares of the Company’s Class A Common Stock (“Common Stock”), as the same are vested in accordance with section 2 below, subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 4 below, at any time beginning on the date hereof  and ending at 5:00 p.m.,  Arizona time, on the fifth (5th) anniversary hereof (the “Exercise Period”).

Holder agrees with the Company that this Warrant to Purchase Common Stock of Alanco Technologies, Inc. (this “Warrant”) is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

1.           Date of Issuance.

This Warrant shall be deemed to be issued on June 28, 2016. (“Date of Issuance”).

2.	Vesting.

This Warrant shall vest as follows: the right to purchase 20,000 shares shall vest immediately upon issuance of this Warrant, and the right to purchase an additional 10,000  shares shall vest each month thereafter on the monthly anniversary of the Date of Issuance as long as some portion of the Credit (as defined in that certain Loan Agreement between the Company and the Holder) remains outstanding, up to a total of 140,000 shares.  The right to purchase Common Stock vesting upon any particular date are referred to herein as a “Vested Group of Shares.”

3.           Exercise.

(a) Manner of Exercise.  During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the “Exercise Form”) duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company or at such other office or agency as the Company may designate in writing, (such surrender and payment of the Exercise Price hereinafter called the “Exercise of this Warrant”).

(b) Date of Exercise.  The “Date of Exercise” of the Warrant shall be defined as the date on which this Warrant is received by the Company, together with the full Exercise Price, in accordance with Section 2(a) above.

(c) Cancellation of Warrant.  This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practicable after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

(d) Holder of Record.  Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant.  Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

4.           Payment of Warrant Exercise Price.

The Exercise Price shall equal $0.50 per share of Common Stock for one-half of each Vested Group of Shares and $1.00 for the other half of each Vested Group of Shares of Common Stock purchased hereunder (the “Exercise Price”), subject to adjustment in accordance with Section 6 hereof.  Payment of the Exercise Price shall be made by cash, cashiers check or wire transfer.

5.           Transfer Rights.

Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed.  This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

6.           Adjustments to Exercise Price.

(a)           Adjustment to Exercise Price Due to Certain Events.  The Exercise Price for Shares having an initial Exercise Price of $1.00 per Share  shall be subject to adjustment to prevent dilution in the event the Company issues additional shares of its Class A Common Stock in connection with (A) an acquisition of another company or its assets, or (B) an offering to raise capital, at a price less than the then current Exercise Price for such Shares, in which case the Exercise Price for such shares shall be adjusted to be equal to the issue price per share of the Class A Common Stock to be issued in connection with the acquisition or the offering, EXCEPT THAT there will be no adjustment in the Exercise Price for shares issued or issuable in connection with said acquisition or offering unless the number of shares of Class A Common Stock issuable in connection therewith (X) exceeds thirty (30%) percent of the number of such shares outstanding immediately prior to said acquisition or offering, (Y) the acquisition or offering closes before the six-month anniversary of the issuance of this Warrant, and (Z) in the case of an offering, the majority of the Class A Common Stock to be issued is issued to persons other than the Holder of this Warrant.

(b)           Adjustment to Exercise Price Due to Stock Split, Stock Dividend, Etc.  If, prior to the exercise in full of this Warrant the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Exercise Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Exercise Price shall be proportionately increased.

(c)           Adjustment Due to Merger, Consolidation, Etc.  If, prior to the exercise in full of this Warrant, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, then the Holders of this Warrant shall thereafter have the right to receive upon exercise of this Warrant, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon exercise, such stock, securities or other assets which the Holder would have been entitled to receive in such transaction had the Warrant been exercised immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

(d)           Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (b) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e)           No Impairment.  The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder.

(f)           Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with these terms and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

(g)           Notices of Record Date.  In the event of (i) any taking by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, and any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least 10 days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

7.           Fractional Interests.

No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock.  If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares issuable upon shall be the next higher number of shares.

8.           Reservation of Shares.

The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price.  The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

9.           Restrictions on Transfer.

(a) Registration or Exemption Required.  This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act OF 1933 and exempt from state registration under applicable state laws.  The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act OF 1933 and applicable state laws.

(b) Assignment.  If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part.  Holder shall deliver a written notice to the Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee.  The Company shall effect the assignment within ten days and shall deliver to the assignee(s) designated by Holder, a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

10.           Benefit of this Warrant.

Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant, and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

11.           Applicable Law.

This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to the conflict of law provisions thereof.

12.           Loss of Warrant.

Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

13.           Notices or Demands.

All notices or other communications required or permitted pursuant to this Warrant shall be in writing and shall be deemed given to a party when (a) delivered by hand or by nationally recognized overnight courier service (costs prepaid); or (b) received or rejected by the addressee, if sent by certified mail, return receipt requested.  Such notice or other communication shall be sent to the Company, Attention: Chief Financial Officer, 7950 E. Acoma Drive, Suite 111, Scottsdale, Arizona 85260 or to the Holder at the address set forth in the Company’s records (or to such other address as either party may designate by notice to the other party).

IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 28th day of June, 2016.

ALANCO TECHNOLOGIES, INC.

By:     _________________________
           John A. Carlson
           Chief Executive Officer

EXHIBIT A

EXERCISE FORM

The undersigned hereby irrevocably exercises the right to purchase ________________ shares of Class A Common Stock (the “Common Stock”) of Alanco Technologies, Inc., an Arizona corporation (the “Company”), evidenced by the attached warrant (the “Warrant”) and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1.  The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 9(a) of the Warrant.

2.  The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:______________

_______________________________________________
Signature

_______________________________________________
Print Name

_______________________________________________
Address

NOTICE: The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the “Warrant”) hereby sells, assigns and transfers unto the person or persons below named the right to purchase ________________ shares of the Class A Common Stock of Alanco Technologies, Inc., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ________________________ as attorney-in-fact to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

_______________________________________
Dated:_______________________                                                                                                                   Signature

Fill in for new registration of Warrant:

_________________________________
                                  Name

_________________________________

_________________________________

_________________________________
                                Address

Please print name and address of assignee
(including zip code) above.

NOTICE: The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C
THE POWERS, PREFERENCES, RIGHTS AND LIMITATIONS
OF THE SERIES OF THE PREFERRED STOCK
OF
ALANCO TECHNOLOGIES, INC.

DESIGNATED
SERIES A CONVERTIBLE PREFERRED STOCK

The series designated "Series A Convertible Preferred Stock" of the Company’s Preferred Stock, to be issued as the Board of Directors may determine, shall have the following preferences, rights and limitations in addition to those applicable generally to the preferred stock of the Company:

1.           Number of Authorized Shares in Series.  There shall be a total of 300,000 authorized shares of Series A Convertible Preferred Stock.

2.           Priority.  The Series A Convertible Preferred Stock shall have a priority ranking superior to the Common Stock of the Company and all other series of Preferred Stock of the Company,  with respect to payment of dividends and upon dissolution, liquidation and winding-up of the Company.

3.           Dividends.  Holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, when declared by the Board of Directors, out of funds and assets of the Company legally available therefore, an annual dividend (calculated on the basis of the redemption price of $10.00 per share of Series A Convertible Preferred Stock) of seven (7%) percent per annum, payable quarterly on or before April 20th, July 20, October 20th, and January 20th for the calendar quarters ended March 31, June 30, September 30 and December 31, respectively, to stockholders of record on the respective record dates (which shall be the twentieth (20th) day of the last month for the quarter just ended.  At the option of the Company, any dividends on the Series A Convertible Preferred Stock may be paid either in cash or in kind and if paid in kind each share of Series A Convertible Preferred Stock to be received shall be valued at $10.00 per share for purposes of such dividend payment.  No fractional shares shall be issued for dividends paid in kind and such dividends to be paid to any shareholder shall be rounded up to the next whole share of Series A Convertible Preferred Stock. Dividends on each share of the Series A Convertible Preferred Stock shall accrue and be cumulative from the date of issue and shall be appropriately prorated with respect to the period between such date of issue and the first dividend payment date.  Accumulations of unpaid dividends shall not bear interest.

So long as any shares of Series A Convertible Preferred Stock are outstanding, the Company shall not declare and pay or set apart for payment any dividends or make any other distribution on the Common Stock and shall not redeem, retire, purchase or otherwise acquire, any shares of Common Stock or Preferred Stock ranking inferior to the Series A Convertible Preferred Stock, without the approval of a majority of the holders of the Series A Convertible Preferred Stock or unless at the time of making such declaration, payment, distribution, redemption, retirement, purchase or acquisition dividends on all outstanding shares of Series A Convertible Preferred Stock for all past quarterly dividend periods shall have been paid or declared and sufficient funds set apart for the payment thereof.

If at any time the Company issues any rights, securities or other property pro rata to the record holders of any class of Common Stock, then each holder of Series A Convertible Preferred Stock shall be entitled to acquire, upon the terms applicable to such rights, the aggregate rights, securities or property which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of such holder’s Series A Convertible Preferred Stock immediately before the date on which a record is taken to determine holders of Common Stock for the grant, issue or sale of such Purchase Rights.

4.           Conversion.  Each share of Series A Convertible Preferred Stock shall be convertible into ten (10) shares of Class A Common Stock of the Company, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, subject to readjustment as provided herein below.  The right to convert any shares of Series A Convertible Preferred Stock called for redemption shall expire at the close of business on the redemption date thereof.

The holder of a share or shares of Series A Convertible Preferred Stock may exercise the conversion rights, on an all or none basis with respect to the number of shares of the Series A Convertible Preferred Stock the holder owns, by delivering to the Company during regular business hours, at the principal office of the Company, or at such other places as may be designated by the Company, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Company (if required by it), accompanied in any event by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Class A Common Stock are to be issued.  Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date."  As promptly as practicable thereafter the Company shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Company, a certificate or certificates for the number of full shares of Class A Common Stock to which he is entitled and a check in respect of any fraction of shares as provided below.  The person in whose name the certificate or certificates for Class A Common Stock are to be issued shall be deemed to have become a holder of Class A Common Stock of record on the Conversion Date unless the transfer books of the Company are closed on that date, in which event he shall be deemed to have become a holder of Class A Common Stock of Record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the Conversion Date.

The issuance of Class A Common Stock on conversion of Series A Convertible Preferred Stock shall be without charge to the converting holder of Series A Convertible Preferred Stock for any fee, expense or tax in respect of the issuance therefore, but the Company shall not be required to pay any fee, expense or tax which may be payable with respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Company of the shares of Series A Convertible Preferred Stock converted, and the Company shall not, in any such case, be required to issue or deliver any certificate for shares of Class A Common Stock unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such fee, expense or tax or shall have established to the satisfaction of the Company that such fee, expense or tax has been paid.

The number of shares of Class A Common Stock deliverable upon conversion of each share of Series A Convertible Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

(i)  Merger, Sale of Assets, Consolidation.  If the Company at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other entity, the Series A Convertible Preferred Stock shall thereafter evidence the right to be converted into capital stock in such number and kind of securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance.  The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.  Without limiting the generality of the foregoing, the anti-dilution provisions of the Series A Convertible Preferred Stock shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

(ii)  Reclassification.  If the Company at any time shall, by subdivision, combination reclassification of securities or otherwise, change any of the securities then purchasable upon the exercise of the conversion right associated with the Series A Convertible Preferred Stock into the same or a different number of securities of any class or classes, the Series A Convertible Preferred Stock shall thereafter evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the conversion right immediately prior to such subdivision, combination, reclassification or other change.  If shares of Class A Common Stock is subdivided or combined into a greater or smaller number of shares of Class A Common Stock, the number of shares of Class A Common Stock deliverable upon conversion of each share of Series A Convertible Preferred Stock shall be proportionately reduced or  increased, as appropriate, by the ratio which the total number of shares of Class A Common Stock to be outstanding immediately after such event bears to the total number of shares of Class A Common Stock outstanding immediately prior to such event.

(iii)   The initial price paid for a share of Class A Common Stock upon conversion of each share of Series A Convertible Preferred Stock, based upon a conversion ratio of 10 shares of Class A Common Stock per each share of Series A Convertible Preferred Stock, is $1.00 per share of Class A Common Stock to be received in such conversion (the “Conversion Price”). The Conversion Price shall be subject to adjustment to prevent dilution in the event the Company issues additional shares of its Class A Common Stock in connection with (A) an acquisition of another company or its assets, or (B) an offering to raise capital, at a price less than the then current Conversion Price, in which case the Conversion Price shall be adjusted to be equal to the issue price per share of the Class A Common Stock to be issued in connection with the acquisition or the offering, EXCEPT THAT there will be no adjustment in the Conversion Price for shares issued or issuable in connection with said acquisition or offering unless the number of shares of Class A Common Stock issuable in connection therewith (X) exceeds thirty (30%) percent of the number of such shares outstanding immediately prior to said acquisition or offering, (Y) the acquisition or offering closes before the six-month anniversary of the issuance of Preferred Stock to any investor, and (Z) in the case of an offering, the majority of the Class A Common Stock to be issued is issued to persons other than the owners of the Series A Convertible Preferred Stock.

Whenever any adjustment is required in the number of shares into which each share of the Series A Convertible Preferred Stock is convertible, the Company shall forthwith provide a statement to each holder of Preferred Stock describing in reasonable detail the adjustment and the method of calculation used at the office or agency maintained for the purpose for conversion of the Series A Convertible Preferred Stock, and shall mail a copy thereof the holders of the Series A Convertible Preferred Stock.

The Company shall at all times keep available for issue and delivery the full number of shares of Class A Common Stock into which all outstanding shares of Series A Convertible Preferred Stock are convertible.

No certificate for a fraction of a share of Class A Common Stock shall be issued upon any conversion, but in lieu of any fractional share that would otherwise be required to be issued in accordance with the foregoing provisions, the Company shall make a cash payment for any such fractional share interest based upon a value for such Class A Common Stock equal to the fair market value of a shares of such Common Stock as determined in good faith by the Board of Directors of the Company as of the Conversion Date.

5.           Voting.  The holders of shares of Series A Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote upon matters submitted to shareholders for a vote, in the same manner and with the same effect as the holders of shares of Class A Common Stock, voting together with the holders of Class A Common Stock as a single class to the extent permitted by law.  Holders of Series A Convertible Preferred Stock shall have that number of votes equal to the number of shares of Class A Common Stock into which such preferred stock is convertible, as adjusted from time to time pursuant to section 4 above.

Notwithstanding the foregoing, as long as there are at least 75,000 shares of Series A Preferred Stock issued and outstanding, the holders of the Series A Convertible Preferred Stock shall have the right by majority vote of the Series A Convertible Preferred Stock to elect one director of the Board of Directors of the Company.

So long as any shares of the Series A Convertible Preferred Stock are outstanding, the Company shall not, without the affirmative vote or written consent of the holders of at least a majority of the aggregate number of shares at the time outstanding of the Series A Convertible Preferred Stock:

(i) authorize, create or increase any class of capital stock ranking equal or prior to the Series A Convertible Preferred Stock as to dividends or upon liquidation, dissolution or winding-up;

(ii) alter or change any of the powers, preferences or special rights given to the Series A Convertible Preferred Stock so as to affect the same adversely;

(iii)  amend, alter, modify or repeal the Articles of Incorporation or the Bylaws of the Company;

(iv)  unless the dividends payable to the Series A Convertible Preferred Stock have been paid, redeem, purchase or otherwise acquire or pay or declare any dividend or other distribution on (or pay into or set aside for a sinking fund for any such purpose) any capital stock; or

(v)  enter into any agreement which restricts the Company’s ability to perform its obligations to the holders of the Series A Convertible Preferred Stock.

6.           Redemption.  The Company may, at the option of the Board of Directors, after eighteen (18) months following the issuance of any shares of Series A Convertible Preferred Stock to redeem all or any part of the outstanding Series A Convertible Preferred Stock at the redemption price equal to $10.00 per share of the Series A Convertible Preferred Stock to be redeemed, plus accrued unpaid dividends, if any, provided that notice of redemption is sent by certified mail to the holders of record of the Series A Convertible Preferred Stock to be redeemed at least sixty (60) days prior to the date of redemption specified in such notice, addressed to each such holder at his address as it appears in the records of the Company.  In case of the redemption of a part only of the Series A Convertible Preferred Stock, the shares of such series to be redeemed shall be selected pro rata or by lot or in such other manner as the Board of Directors may determine.  The Board of Directors shall have full power and authority to prescribed the manner in which and subject to the provisions and limitations herein contained, the terms and conditions upon which such stock shall be redeemed from time to time.

On or after the redemption date each holder of shares of Series A Convertible Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Company and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled.  In case less than all of the shares represented by any such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares.

All rights arising under this Designation of  Powers, Preferences, Rights and Limitations, other than the right to receive the redemption price, shall terminate upon the payment of good funds on or before the redemption date to the holder of the applicable shares.  The Company may also deposit the aggregate redemption price payable with respect to the shares of Series A Convertible Preferred Stock to be redeemed (or the portion thereof not already paid in the redemption of such shares) (the “Redemption Deposit”) with the Company’s transfer agent or any bank or trust company in the United States named in the notice of redemption.  Such deposits are to be payable in amounts as aforesaid to the respective orders of the holders of record of the shares of Series A Convertible Preferred Stock upon surrender of the certificates evidencing such shares as described above.  From and after the making of the Redemption Deposit, all rights of the holders of the applicable shares arising under this Designation of  Powers, Preferences, Rights and Limitations shall terminate, other than the right to receive from such transfer agent, bank or trust company, without interest, the moneys so deposited with it, and such shares shall not thereafter be transferred (except with the consent of the Company) on the books of the Company, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

7.           No Sinking Fund.  The shares of the Series A Convertible Preferred Stock shall not be entitled to benefit of any sinking or purchase fund to be applied to the redemption or purchase of such stock.

8.           Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, holders of Series A Convertible Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders before any payment shall be made in respect of any class or series of stock which shall rank subordinate thereto as to assets the fixed sum of $10.00 for each share of Series A Convertible Preferred Stock held by them plus accrued and unpaid dividends, if any, thereon.

If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the assets of the Company available for distribution to its Series A Convertible Preferred Stock holders shall be insufficient to pay the holders of Series A Convertible Preferred Stock the full amount to which they are entitled hereunder, the holders of Series A Convertible Preferred Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares of Series A Convertible Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such stock were paid in full.  If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company payments shall have been made to the holders of the Series A Convertible Preferred Stock of the full amount to which they shall respectively be entitled hereunder, such holders shall not be entitled to any further participation in the distribution of the remaining assets of the Company available for distribution to its stockholders.

Neither the merger or consolidation of the Company into or with another corporation nor the merger or consolidation of any other corporation into or with the Company, nor the sale, transfer or lease of all or substantially all of the assets of the Company, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company.

9.           Redeemed Shares.  Shares of the Series A Convertible Preferred Stock redeemed or purchased by the Company or surrendered to the Company on the conversion thereof into shares of Class A Common Stock as herein above provided shall have the status of retired shares of Series A Convertible Preferred Stock and shall not be reissuable.

EXHIBIT D

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase
Number of shares: _________________

WARRANT TO PURCHASE COMMON STOCK
OF
ALANCO TECHNOLOGIES, INC.

THIS CERTIFIES that Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, UTA dated December 20, 1993, or any subsequent holder hereof in accordance with Section 8 (“Holder”), has the right to purchase from ALANCO TECHNOLOGIES, INC., an Arizona corporation (the “Company”), up to ________________ fully paid and nonassessable shares of the Company’s Class A Common Stock (“Common Stock”), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the date heeof  and ending at 5:00 p.m.,  Arizona time, on the fifth (5th) anniversary hereof (the “Exercise Period”).

Holder agrees with the Company that this Warrant to Purchase Common Stock of Alanco Technologies, Inc. (this “Warrant”) is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

1.           Date of Issuance.

This Warrant shall be deemed to be issued on ____________________. (“Date of Issuance”).

2.           Exercise.

(a) Manner of Exercise.  During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the “Exercise Form”) duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company or at such other office or agency as the Company may designate in writing, (such surrender and payment of the Exercise Price hereinafter called the “Exercise of this Warrant”).

(b) Date of Exercise.  The “Date of Exercise” of the Warrant shall be defined as the date on which this Warrant is received by the Company, together with the full Exercise Price, in accordance with Section 2(a) above.

(c) Cancellation of Warrant.  This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practicable after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

(d) Holder of Record.  Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant.  Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

3.           Payment of Warrant Exercise Price.

The Exercise Price shall equal $0.50 per share of Common Stock (“Exercise Price”), subject to adjustment in accordance with Section 5 hereof.  Payment of the Exercise Price shall be made by cash, cashiers check or wire transfer.

4.           Transfer Rights.

Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed.  This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

5.           Adjustments to Exercise Price.

(a)           Adjustment to Exercise Price Due to Stock Split, Stock Dividend, Etc.  If, prior to the exercise in full of this Warrant the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Exercise Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Exercise Price shall be proportionately increased.

(b)           Adjustment Due to Merger, Consolidation, Etc.  If, prior to the exercise in full of this Warrant, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, then the Holders of this Warrant shall thereafter have the right to receive upon exercise of this Warrant, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon exercise, such stock, securities or other assets which the Holder would have been entitled to receive in such transaction had the Warrant been exercised immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

(c)           Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (b) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d)           No Impairment.  The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder.

(e)           Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with these terms and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

(f)           Notices of Record Date.  In the event of (i) any taking by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, and any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least 10 days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

6.           Fractional Interests.

No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock.  If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares issuable upon shall be the next higher number of shares.

7.           Reservation of Shares.

The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price.  The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

8.           Restrictions on Transfer.

(a) Registration or Exemption Required.  This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act OF 1933 and exempt from state registration under applicable state laws.  The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act OF 1933 and applicable state laws.

(b) Assignment.  If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part.  Holder shall deliver a written notice to the Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee.  The Company shall effect the assignment within ten days and shall deliver to the assignee(s) designated by Holder, a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

9.           Benefit of this Warrant.

Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant, and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

10.           Applicable Law.

This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to the conflict of law provisions thereof.

11.           Loss of Warrant.

Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

12.           Notices or Demands.

All notices or other communications required or permitted pursuant to this Warrant shall be in writing and shall be deemed given to a party when (a) delivered by hand or by nationally recognized overnight courier service (costs prepaid); or (b) received or rejected by the addressee, if sent by certified mail, return receipt requested.  Such notice or other communication shall be sent to the Company, Attention: Chief Financial Officer, 7950 E. Acoma Drive, Suite 111, Scottsdale, Arizona 85260 or to the Holder at the address set forth in the Company’s records (or to such other address as either party may designate by notice to the other party).

IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ______ day of ____________, 20____.

ALANCO TECHNOLOGIES, INC.

By:     ________________________
           John A. Carlson
           Chief Executive Officer

EXHIBIT A

EXERCISE FORM

The undersigned hereby irrevocably exercises the right to purchase ________________ shares of Class A Common Stock (the “Common Stock”) of Alanco Technologies, Inc., an Arizona corporation (the “Company”), evidenced by the attached warrant (the “Warrant”) and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1.  The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2.  The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:______________

_______________________________________________
Signature

_______________________________________________
Print Name

_______________________________________________
Address

NOTICE: The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the “Warrant”) hereby sells, assigns and transfers unto the person or persons below named the right to purchase ________________ shares of the Class A Common Stock of Alanco Technologies, Inc., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ________________________ as attorney-in-fact to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

_______________________________________
Dated:_______________________                                           Signature

Fill in for new registration of Warrant:

_________________________________
          Name

_________________________________

_________________________________

_________________________________
          Address

Please print name and address of assignee
(including zip code) above.

NOTICE: The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.